Preliminary Proxy Statement

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MATRIA HEALTHCARE, INC.

(Name of Registrant as Specified in Its Charter)

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Preliminary Proxy Statement

MATRIA HEALTHCARE, INC.

1850 Parkway Place
Marietta, Georgia 30067

NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS

To be Held on June 1, 2005

      NOTICE IS HEREBY GIVEN THAT the 2005 Annual Meeting of Stockholders of Matria Healthcare, Inc. (the “Company” or “Matria”), will be held on Wednesday, June 1, 2005, at 10:30 a.m. local time at 1850 Parkway Place, Suite 600A, Marietta, Georgia 30067, for the following purposes:

(1)	To elect three Class I directors of the Company for a three-year term expiring at the 2008 Annual Meeting of Stockholders and one Class II director for a two-year term expiring at the 2006 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

(2)	To approve the Matria Healthcare, Inc. 2005 Stock Purchase Plan;

(3)	To amend the Matria Healthcare, Inc. 2004 Stock Incentive Plan;

(4)	To approve the Matria Healthcare, Inc. 2005 Directors’ Non-qualified Stock Option Plan;

(5)	To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock;

(6)	To approve an amendment to the Certificate of Incorporation of Matria Women’s and Children’s Health, Inc. to eliminate the voting provisions related to Section 251(g) of the Delaware General Corporation Law; and

(7)	To transact such other business as properly may come before the Annual Meeting and any adjournment or postponement thereof.

      Your vote is important regardless of the number of shares you own. Each stockholder, even those who plan to attend the annual meeting, are requested to sign, date and return the enclosed proxy card without delay in the enclosed postage-paid envelope. You may revoke your proxy at any time prior to its exercise. Any stockholder present at the annual meeting or any adjournment or postponement thereof may revoke his or her proxy and vote personally on each matter brought before the meeting.

      I look forward to welcoming you at the meeting.

Very truly yours, Roberta L. McCaw Secretary

Marietta, Georgia
April __, 2005

MATRIA HEALTHCARE, INC.

1850 Parkway Place
Marietta, Georgia 30067

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 1, 2005

GENERAL INFORMATION

      This proxy statement and the accompanying proxy card are being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of Matria Healthcare, Inc., a Delaware corporation (the “Company”), for use at the 2005 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, June 1, 2005, at 10:30 a.m. local time at 1850 Parkway Place, Suite 600A, Marietta, Georgia 30067, and at any adjournment or postponement thereof.

      At the Annual Meeting, stockholders will consider and vote upon proposals to re-elect three Class I directors and elect one additional Class II director, approve the 2005 Stock Purchase Plan, approve the amendments to the 2004 Stock Incentive Plan, approve the 2005 Directors’ Non-Qualified Stock Option Plan, approve amendments to the Certificates of Incorporation of the Company and Matria Women’s and Children’s Health, Inc. and such other matters as properly may come before the Annual Meeting. The Board unanimously urges stockholders to vote FOR the re-election of the Class I directors, FOR the election of the Class II director, FOR the approval of the 2005 Stock Purchase Plan, FOR the approval of the amendments to the 2004 Stock Incentive Plan, FOR the approval of the 2005 Directors’ Non-Qualified Stock Option Plan, FOR approval of the amendment to the Company’s Certificate of Incorporation, and FOR approval of the amendment to the Certificate of Incorporation of Matria Women’s and Children’s Health, Inc.

      It is anticipated that this proxy statement, the accompanying proxy and the 2004 Annual Report to Stockholders will first be mailed to the Company’s stockholders on or about April 22, 2005.

Record Date

      The Board of Directors has fixed the close of business on April 15, 2005, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof. At the close of business on the Record Date,                                         shares of Common Stock were issued and outstanding.

Proxies

      When a proxy card is returned, properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a stockholder does not attend the Annual Meeting and does not return the signed proxy card, such stockholder’s shares will not be voted. If a stockholder returns a signed proxy card but does not indicate how his or her shares are to be voted, such shares will be voted FOR the election of the Class I and Class II directors named herein, FOR the adoption of the 2005 Stock Purchase Plan, FOR the amendments to the 2004 Stock Incentive Plan, FOR the adoption of the 2005 Directors’ Non-Qualified Stock Option Plan, FOR the amendment to the Company’s Certificate of Incorporation, and FOR the amendment to the Certificate of Incorporation of Matria Women’s and Children’s Health, Inc. As of the date of this proxy statement, the Board of Directors does not know of any other matters that are to come before the Annual Meeting. If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

      Any proxy given may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company at or before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Matria Healthcare, Inc., 1850 Parkway Place, Marietta, Georgia 30067, Attention: Secretary, or hand delivered to the Secretary of the Company at or before the taking of the vote at the Annual Meeting.

      The Company will bear the cost of the solicitation of proxies from its stockholders. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers and employees of the Company in person or by telephone or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements also will be made with custodians, nominees and fiduciaries for the forwarding of proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries, and the Company will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith. In addition, D. F. King & Co., Inc. will assist in the solicitation of proxies by the Company for a fee of $5,500, plus reimbursement of reasonable out-of-pocket expenses.

Quorum

      The presence, either in person or by properly executed proxies, of the holders of a majority of the outstanding shares of the Company’s Common Stock is necessary to constitute a quorum at the Annual Meeting. Abstentions and shares held by a broker as nominee (i.e., in “street name”) that are represented by proxies at the Annual Meeting, but that the broker fails to vote on one or more matters as a result of incomplete instructions from the beneficial owner of the shares (“broker non-votes”), also will be treated as present for quorum purposes.

Vote Required

      The Company’s stockholders are entitled to one vote at the Annual Meeting for each share of Common Stock held of record by them on the Record Date. The affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required to elect the Class I and Class II directors. The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve and adopt the 2005 Stock Purchase Plan, the amendments to the 2004 Stock Incentive Plan and the 2005 Directors’ Non-qualified Stock Option Plan. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual meeting is required to approve the amendment to the Company’s Certificate of Incorporation and the amendment to the Certificate of Incorporation of Matria Women’s and Children’s Health, Inc. Votes may be cast for or withheld from each nominee for Class I and II directors, and for, against or abstain as to approval of the 2005 Stock Purchase Plan, the amendments to the 2004 Stock Incentive Plan, the 2005 Directors’ Non-qualified Stock Option Plan, and the amendments to the Company’s Certificate of Incorporation and the Certificate of Incorporation of Matria Women’s and Children’s Health, Inc. Under applicable Delaware law, broker non-votes represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal, and abstentions will have no effect on the vote for the election of Class I and II directors. Abstentions will have the effect of a vote against approval of the 2005 Stock Purchase Plan, the amendments to the 2004 Stock Incentive Plan and the 2005 Directors’ Non-qualified Stock Option Plan, while broker non-votes will have no effect on the outcome of such proposals. Abstentions and broker non-votes will have the effect of a vote against the proposed amendment to the Company’s Certificate of Incorporation and the proposed amendment to the Certificate of Incorporation of Matria Women’s and Children’s Health, Inc.

I. ELECTION OF DIRECTORS

Background

      Under the Company’s Certificate of Incorporation, the Board of Directors is divided into three classes, with approximately one-third of the directors standing for election each year. The three Class I nominees for election this year are Guy W. Millner, Carl E. Sanders and Thomas S. Stribling. Each has consented to serve for an additional term expiring in 2008. Kaaren J. Street has been nominated to serve as an additional Class II director. She has consented to serve for a term expiring in 2006. If any director is unable to stand for election, the Board of Directors may, by resolution, provide for a lesser number of directors or designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute director.

The Board of Directors recommends a vote FOR the Class I and Class II nominees set forth below.

CLASS I NOMINEES FOR THE TERM EXPIRING IN 2008

      Guy W. Millner, age 69, has been a director of the Company since October 4, 2000. Mr. Millner is Chairman of Assurance America Corporation, a public non-standard auto insurance company. Until the fall of 1997, he was Chairman of Norrell Corporation, a staffing services and outsourcing firm, which he founded in 1961. He served as a director of Norrell Corporation from 1997 until July 1999, at which time Norrell Corporation merged with Spherion Corporation.

      Carl E. Sanders, age 79, has served as a director of the Company since the merger of Healthdyne Maternity Management and Tokos Medical Corporation, and previously served as a director of Healthdyne from 1986 until the merger. Mr. Sanders, a former governor of the State of Georgia, is Chairman of Troutman Sanders LLP, an Atlanta-based law firm that provides legal services to the Company.

      Thomas S. Stribling, age 62, has served as a director of the Company since May 18, 2000. Mr. Stribling has been President and Chief Executive Officer of Therics, Inc., a tissue engineering specialist offering a variety of orthobiologic products since May 6, 2003. From September 1, 2002, to April 30, 2003, Mr. Stribling was President and Chief Executive Officer of DermaCo, Inc., a development stage dermatology company, and was an entrepreneur and private investor from September 1999 to September 2001. From 1998 to September 1999, he was President, Chief Executive Officer and a board member of Scandipharm, Inc., a privately held pharmaceutical company. From 1997 to 1998, he was Vice Chairman and Chairman of the Advisory Board of Legacy Securities Corporation, an investment banking and securities group, and from 1994 to 1996, he was President of UCB Pharma, Inc., a division of a Belgian-based pharmaceutical company.

CLASS II NOMINEE FOR THE TERM EXPIRING IN 2006

      Kaaren J. Street, age 58, is the President of “K” Street Associates, Inc., a business development consulting practice in Washington, D.C. In addition, since August 3, 2003, Ms. Street has served in the Bush Administration as the Associate Deputy Administrator for Entrepreneurial Development at the U.S. Small Business Administration. From April 1, 2001, to August 2003, Ms. Street served as Vice President of Small Business and Urban Initiatives at Enterprise Florida, Inc., a public private partnership responsible for economic development and international trade for the State of Florida, and from January 1997 to January 2001, Ms. Street was Vice President for Diversity Business Enterprise at the Burger King Corporation.

CLASS II DIRECTORS CONTINUING IN OFFICE UNTIL 2006

      Frederick E. Cooper, age 63, was elected to the Board on October 22, 2002. Since January 1998, Mr. Cooper has been Chairman of Cooper Capital, LLC, a private investment firm that he founded. Prior to joining Cooper Capital, Mr. Cooper was Chairman and Chief Executive Officer of CooperSmith, Inc., a producer and distributor of baked goods, which was sold to The Earthgrains Company, now Sara Lee Corporation, in January 1998. Prior thereto, Mr. Cooper served for 16 years with Flowers Industries, Inc., a Fortune 500 food company, holding the positions of President and Vice Chairman and Executive Vice President and General Counsel. Mr. Cooper is a director of Logility, Inc.

      Wayne P. Yetter, age 59, was elected to the Board on June 3, 2004. Mr. Yetter is the founder of BioPharm Advisory, LLC and since November 2004 has served as President and Chief Executive Officer of Odyssey Pharmaceuticals, Inc., the specialty pharmaceuticals business of Pliva d.d., a Croatia based pharmaceuticals group. Mr. Yetter served as Chairman of the Board of Directors and Chief Executive Officer of Synavant Inc., a pharmaceutical customer relationship management solutions company from 2000 to November 2004. From 1999 to 2000, Mr. Yetter served as Chief Operating Officer at IMS Health, Inc., which provides information services for the healthcare industry. From 1997 to 1999, he served as President and Chief Executive Officer of Novartis Pharmaceuticals Corporation. From 1994 to 1997, he served as President and Chief Executive Officer of Astra Merck, Inc. From 1991 to 1994, Mr. Yetter served as General Manager and then President of Astra Merck, a division of Merck & Co. Mr. Yetter currently serves on the Board of Directors of Transkaryotic Therapies, Inc., Noven Pharmaceuticals, Inc. and Maxim Pharmaceuticals, Inc.

      Frederick P. Zuspan, M.D., age 83, has served as a director of the Company since the Merger Date and previously served as a director of Healthdyne from 1993 until the Merger. Dr. Zuspan, who has been a physician since 1951, has been Professor and Chairman Emeritus, Department of Obstetrics and Gynecology at the Ohio State University College of Medicine since July 1991 and Editor-in-Chief Emeritus of the American Journal of Obstetrics and Gynecology since 2003, Editor-In Chief from 1991 to 2003, and an editor since 1969. From 1987 to 1991 Dr. Zuspan was Professor of the Ohio State University College of Medicine and was Professor and Chairman of the Department of Obstetrics and Gynecology at the Ohio State University College of Medicine from 1975 to 1987 at the University of Chicago, Pritzker School of Medicine from 1966 to 1975, and at the Medical College of Georgia from 1960 to 1966.

CLASS III DIRECTORS CONTINUING IN OFFICE UNTIL 2007

      Parker H. Petit, age 65, has served as Chairman of the Board of the Company since the formation of the Company through the merger (the “Merger”) of Healthdyne Maternity Management, a division of Healthdyne, Inc. (“Healthdyne”) and Tokos Management Corporation on March 8, 1996 (the “Merger Date”) and as Chief Executive Officer since October 5, 2000, and as President and Chief Executive Officer from October 5, 2000, to February 22, 2003. In addition, he served as a member of the three-person Office of the President during a brief period in 1997. Mr. Petit was the founder of Healthdyne and served as its Chairman of the Board of Directors and Chief Executive Officer from 1970 until the Merger. Mr. Petit is also a director of Intelligent Systems Corp. and Logility, Inc.

      Joseph G. Bleser, age 59, has served as a director of the Company since October 19, 2004. Mr. Bleser became a financial consultant serving public and private companies in the healthcare and technology industries in 1998, most recently acting as interim Chief Financial Officer, Treasurer and Secretary of Transcend Services, Inc., a provider of medical transcription services, from January 1, 2004, to April 4, 2005. Prior to 1998, Mr. Bleser served for over 20 years as Chief Financial Officer for several public companies in the healthcare and technology industries, including HBO & Company, Allegiant Physician Services, Inc., and Healthcare.com Corporation. Mr. Bleser also formerly served on the Board of Directors of Healthcare.com Corporation and Quovadx, Inc. Mr. Bleser is a licensed Certified Public Accountant with ten years of public accounting experience at an international public accounting firm.

      Donald W. Weber, age 68, has served as a director of the Company since May 18, 2000. Mr. Weber is a private investor. He was President and Chief Executive Officer of Viewstar Entertainment Services, Inc., a distributor of satellite entertainment systems, from August 1993 until November 1997. Prior thereto, from 1987 to 1991, he was President and Chief Executive Officer of Contel Corporation, a telecommunications supplier, which was sold in 1991 to GTE Corp.

      Morris S. Weeden, age 85, has served as a director of the Company since the Merger Date and previously served as a director of Healthdyne from 1987 until the Merger. Mr. Weeden, who is retired, was Vice Chairman — Board of Directors of Morton Thiokol Inc., a salt, chemical, household and aerospace products manufacturer, from March 1980 to December 1984. Previous positions held by Mr. Weeden include Executive Vice President of Morton Norwich Products, Inc. in charge of pharmaceutical operations, President of Morton International, a pharmaceutical division of Morton Norwich Products, Inc., and President of Bristol Laboratories, a pharmaceutical division of Bristol Myers Corp.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth certain information as to the beneficial ownership of shares of the Company’s Common Stock as of March 31, 2005, adjusted for the three-for-two split effective February 4, 2005 by (i) all stockholders known by the Company to be the beneficial owners of more than five percent of its Common Stock, (ii) each director and nominee of the Company, (iii) each executive officer named in the “Executive Compensation” section below, and (iv) all executive officers and directors as a group. Unless otherwise indicated, the holders listed below have sole voting and investment power with respect to all shares beneficially owned by them.

	Amount and Nature of Beneficial
Name of Beneficial Owner	Ownership (1)	Percent of Class (2)
RS Investment Management Co. LLC (3)	815,185	5.0%
George R. Hecht (3)	815,185	5.0%
Wells Fargo & Company (4)	948,636	5.9%
Wells Capital Management Incorporated (4)	836,526	5.2%
Wellington Management Company, LLP (5)	977,338	6.0%
Parker H. Petit (6)	1,180,572	7.3%
Thomas S. Hall (7)	127	—
Roberta L. McCaw (8)	41,394	—
Stephen M. Mengert	-0-	—
Yvonne V. Scoggins (9)	54,249	—
Joseph G. Bleser (10)	3,507	—
Frederick E. Cooper (11)	10,312	—
Guy W. Millner (12)	19,687	—
Carl E. Sanders (13)	62,087	—
Kaaren J. Street	-0-
Thomas S. Stribling (14)	35,842	—
Donald W. Weber (15)	41,614	—
Morris S. Weeden (16)	51,562	—
Wayne P. Yetter (17)	5,000	—
Frederick P. Zuspan (18)	14,911	—
All current executive officers and directors As a group (16 persons)	1,588,150	9.9%

— Less than 1%

(1)	Under the rules of the Securities and Exchange Commission (the “SEC”), a person is deemed to be a beneficial owner of a security if he or she has or shares the power to vote or to direct the voting of such security (“voting power”) or the power to dispose or to direct the disposition of such security (“investment power”). A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days as well as any securities owned by such person’s spouse, children or relatives living in the same house. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities.

(2)	Based on 16,034,006 shares of Common Stock outstanding on March 31, 2005. With respect to each person or group in the table, assumes that such person or group has exercised all options, warrants and other rights to purchase Common Stock which he or she beneficially owns and which are exercisable within 60 days and that no other person has exercised any such rights.

(3)	The number of shares owned is based on information contained in a report on Schedule 13G filed with the SEC on February 14, 2005. The address of RS Investment Management Co. LLC (“RS Investment”) is 388 Market Street, Suite 200, San Francisco, California 94104. According to the 13G, Mr. Hecht is a control person of RS Investment.

(4)	The number of shares owned is based on information contained in a report on Schedule 13G filed with the SEC on January 21, 2005. The address of Wells Fargo & Company is 420 Montgomery Street, San Francisco, California 94104 and the address of Wells Capital Management Incorporated is 525 Market Street, 10th Floor, San Francisco, California 94105.

(5)	The number of shares owned is based on information contained in a report on Schedule 13G filed with the SEC on February 14, 2005. The address of Wellington Management Company, LLP (“WMC”) is 75 State Street, Boston, Massachusetts 02109. According to its Schedule 13G, WMC, in its capacity as investment adviser, may be deemed to beneficially own 991,700 shares of the Company’s Common Stock, which shares are held of record by clients of WMC. WMC reports that it has no power to vote or direct the vote of such shares and shared power to dispose or direct the disposition of such shares, while its clients have the right to receive, or direct the receipt of, dividends from, or proceeds from the sale of, such shares.

(6)	Represents 768,657 shares owned by Mr. Petit, 68,832 shares held by Petit Investments Limited Partnership, 3,750 shares held by Petit Grantor Trust, 4,770 shares owned by his spouse, and 334,563 shares which are subject to purchase upon exercise of options exercisable within 60 days.

(7)	Represents 127 shares owned by Mr. Hall.

(8)	Represents 567 shares owned by Ms. McCaw, and 40,827 shares which are subject to purchase upon exercise of options exercisable within 60 days.

(9)	Represents 6,522 shares owned by Ms. Scoggins and 47,727 shares which are subject to purchase upon exercise of options exercisable within 60 days.

(10)	Represents 7 shares owned by Mr. Bleser and 3,500 shares which are subject to purchase upon exercise of options exercisable within 60 days.

(11)	Represents shares which are subject to purchase upon exercise of options exercisable within 60 days.

(12)	Represents shares which are subject to purchase upon exercise of options exercisable within 60 days.

(13)	Represents 27,400 shares owned by Mr. Sanders and 34,687 shares which are subject to purchase upon exercise of options exercisable within 60 days.

(14)	Represents 8,655 shares owned by Mr. Stribling and 27,187 shares which are subject to purchase upon exercise of options exercisable within 60 days.

(15)	Represents 5,625 shares owned by Mr. Weber, 14,427 shares owned by a partnership in which Mr. Weber has an interest and 21,562 shares which are subject to purchase upon exercise of options exercisable within 60 days.

(16)	Represents 5,625 shares owned by Mr. Weeden and 45,937 shares which are subject to purchase upon exercise of options exercisable within 60 days.

(17)	Represents shares which are subject to purchase upon exercise of options exercisable within 60 days.

(18)	Represents 325 shares owned by Dr. Zuspan, 187 shares held by Zuspan & Associates Partnership, 5,680 shares owned by Dr. Zuspan’s spouse and 8,719 shares which are subject to purchase upon exercise of options exercisable within 60 days.

Corporate Governance

      We have established corporate governance practices designed to serve the best interests of the Company and our stockholders. The Company is in compliance with the current corporate governance requirements imposed by the Sarbanes-Oxley Act of 2002, the rules and regulations of the Securities and Exchange Commission (“SEC”) and the listing requirements of the Nasdaq National Market (“Nasdaq”). The Company has adopted a Code of Ethics that applies to all of its directors, executive officers and employees. If any waiver of this Code is granted to an executive officer or director, the waiver will be disclosed in an SEC filing on Form 8-K. The Company’s current Code of Business Conduct and charters for certain committees of the Board of Directors were filed as exhibits to the Company’s annual report on Form 10-K for the year ended December 31, 2003, and are incorporated by reference to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

      Set forth below is information regarding the meetings of the Board of Directors during fiscal year 2004 and a description of the Board’s standing committees.

Board Committees, Attendance and Communications with Board of Directors

      In addition to an executive committee and other single purpose committees established from time to time to assist the Board of Directors with particular tasks, the Company’s Board of Directors has the following standing committees: a Compensation Committee, an Audit Committee and a Corporate Governance and Nominating Committee.

      The Compensation Committee is composed of Frederick P. Zuspan, M.D., Frederick E. Cooper, Thomas S. Stribling and Wayne P. Yetter. All members of the Compensation Committee are independent as required by Nasdaq. The Compensation Committee is responsible for the recommendation and approval of salaries of executive officers and the review and approval of incentive plans, including stock option and related programs, and the grant of awards under such plans. The Compensation Committee held seven meetings during the year ended December 31, 2004.

      The Audit Committee is composed of Donald W. Weber, Joseph G. Bleser, Guy W. Millner and Morris S. Weeden. The Board of Directors has determined that all members of the Audit Committee are “independent” in accordance with the listing standards of Nasdaq and SEC rules governing audit committees. The Board of Directors has determined that each of Donald W. Weber and Joseph G. Bleser have the accounting and related financial management expertise to be an “audit committee financial expert” as that term is defined by the SEC and has designated each of Messrs. Weber and Bleser as a financial expert. Pursuant to its written charter, a copy of which was attached to the proxy statement for the 2004 Annual Meeting of Stockholders, the Audit Committee evaluates the independence and performance of the Company’s independent accountants, handles relations with the Company’s independent accountants and evaluates the integrity of the Company’s financial reporting process and its policies and procedures relating to internal accounting functions and controls . The Audit Committee pre-approves audit and non-audit services to be performed by the Company’s independent auditors in accordance with the Sarbanes-Oxley Act of 2002 and the regulations thereunder. The Audit Committee held nine meetings during the year ended December 31, 2004.

      The Corporate Governance and Nominating Committee (the “Governance Committee”) was established on February 20, 2003 to replace the former Nominating Committee. The Governance Committee is composed of Frederick E. Cooper, Guy W. Millner, Carl E. Sanders and Donald W. Weber. The Board of Directors has determined that all of the members of the Governance Committee are independent in accordance with the listing standards of Nasdaq rules governing governance committees. The Governance Committee identifies, screens and recommends candidates for appointment to the Board of Directors for consideration by the full Board of Directors and by the stockholders of the Company, evaluates and makes recommendations to the full Board of Directors concerning the number and accountability of Board committees and assignments to such committees, develops and recommends to the Board of Directors for its approval a set of corporate governance guidelines, periodically reviews and makes recommendations to the full Board of Directors compensation, orientation, continuing education and retirement policies for directors, and reviews issues and developments relating to corporate governance and makes recommendations related thereto to the full Board of Directors. The Governance Committee will consider a candidate for director proposed by a stockholder. A candidate must be highly qualified and be both willing and expressly interested in serving on the Board of Directors. A stockholder wishing to propose a candidate for the Governance Committee’s consideration should forward the candidate’s name and information about the candidate’s qualifications to Matria Healthcare, Inc., 1850 Parkway Place, Marietta, Georgia 30067, Attention: Corporate Secretary. Additional information concerning nomination procedures is included under “Corporate Governance and Nominating Committee” below. The Governance Committee held three meetings during the year ended December 31, 2004.

      During the year ended December 31, 2004, the Board of Directors held eight meetings. Each of the incumbent directors who served as directors during 2004 attended more than 75% of the total number of Board meetings and meetings of committees of which he was a member during 2004. The Board of Directors has adopted a policy that all directors on the Board of Directors are expected to attend annual meetings of its stockholders. All members of the Company’s Board of Directors at the time of the 2004 Annual Meeting of the stockholders attended the 2004 Annual Meeting of Stockholders.

      The Company encourages communication with the Board and the Board provides a process for stockholders to send communications to the full Board or any of the individual directors. Any stockholder who wishes to communicate with the Board or with any particular director, including any non-management director, may send a letter to the Secretary of the Company at 1850 Parkway Place, 12th Floor, Marietta, Georgia 30067. Any communication should indicate that the sender is a stockholder of the Company and clearly specify that it is intended to be made to the entire Board or to one or more particular director(s). After receipt by the Secretary, correspondence will be forwarded to the Board or to the particular individual director indicated for review and consideration.

Executive Compensation

      The following table sets forth compensation paid to the Company’s Chief Executive Officer and each executive officer named in this section (the “Named Executive Officers”) for their services in all capacities to the Company and its subsidiaries in fiscal years 2004, 2003 and 2002:

Summary Compensation Table

					Long-term
		Annual Compensation			Compensation Awards
					Securities Underlying	All Other
Name and Principal Position	Year	Salary ($)		Bonus ($)	Options (#)(1)	Compensation ($)(2)
Parker H. Petit	2004	$484,273		$276,701	58,126	$189
Chairman of the Board and	2003	462,701		58,131	127,253	189
Chief Executive Officer	2002	447,861		-0-	36,503	203,130

Thomas S. Hall (3)	2004	$359,317		$205,304	33,751	$6,189
President and Chief Operating Officer	2003	343,311	(4)	108,131	40,500	6,189
	2002	63,134		-0-	150,000	211

Stephen M. Mengert (5)	2004	$241,332		$102,039	11,250	$6,151
Vice President-Finance and Chief	2003	230,582		38,285	15,000	6,146
Financial Officer	2002	72,693		-0-	30,000	2,534

Roberta L. McCaw	2004	$230,582		$97,180	9,000	$6,145
Vice President-Legal, General	2003	222,383		45,000	32,382	6,142
Counsel and Secretary	2002	207,870		25,186	4,711	84,337

Yvonne V. Scoggins	2004	$209,719		$113,644	9,000	$1,209,331
Vice President-Financial Planning	2003	192,660		38,727	40,136	6,118
and Analysis	2002	187,068		22,560	4,286	96,292

(1)	Number of shares adjusted for 3-for-2 stock split effective February 4, 2005.

(2)	Details of amounts reported in “All Other Compensation” column are provided in the table below.

(3)	Mr. Hall was elected Executive Vice President and Chief Operating Officer on October 22, 2002 and promoted to President and Chief Operating Officer on February 22, 2003.

(4)	Includes a $65,000 non-contingent bonus that was payable to Mr. Hall pursuant to his initial offer of employment. In the proxy for the 2004 Annual Meeting, this amount was included under “salary”.

(5)	Mr. Mengert was elected Vice President-Finance and Chief Financial Officer on September 3, 2002.

Item	Year	Mr. Petit	Mr. Hall	Mr. Mengert	Ms. McCaw	Ms. Scoggins
Officer Term Life	2004	$189	$151	$145	$145	$125
Insurance	2003	189	189	146	142	118
	2002	29,409	211	209	195	175

Split Dollar Insurance	2004	$-0-	$-0-	$-0-	$-0-	$-0-
Premium Value (A)	2003	-0-	-0-	-0-	-0-	-0-
	2002	173,721	-0-	-0-	78,142	90,117

401(k) Matching	2004	$-0-	$6,000	$6,000	$6,000	$6,000
Contributions	2003	-0-	6,000	6,000	6,000	6,000
	2002	-0-	-0-	2,325	6,000	6,000

Executive SERP(B)	2004	$-0-	$-0-	$-0-	$-0-	$1,203,206
	2003	-0-	-0-	-0-	-0-	-0-
	2002	-0-	-0-	-0-	-0-	-0-

Total All Other	2004	$189	$6,189	$6,151	$6,145	$1,209,331
Compensation	2003	189	6,189	6,146	6,142	6,118
	2002	203,130	211	2,534	84,337	96,292

(A)	See “Termination of Employment and Change-in-Control Arrangements.”

(B)	Represents payment of benefits under the Supplemental Executive Retirement Plan. See “Termination of Employment and Change-in-Control Arrangements.”

Stock Options

      The following table contains information concerning the grant of stock options to the Chief Executive Officer and each executive officer named in the “Executive Compensation” table during 2004:

Option Grants in Last Fiscal Year

						Potential Realizable Value at
						Assumed Annual Rates of
			Individual Grants			Stock Price Appreciation for
						Option Term (1)
	Number of		% of Total
	Securities		Options/SARs
	Underlying		Granted to	Exercise or
	Options		Employees in	Base Price	Expiration
Name	Granted (#)(2)		Fiscal Year	($/Sh) (2)	Date	5% ($)	10% ($)
Parker H. Petit	58,216	(3)	9.7%	$16.79	08/11/2014	$613,761	$1,555,390

Thomas S. Hall	33,751	(3)	5.6%	$16.79	08/11/2014	$356,382	$903,141

Stephen M. Mengert	11,250	(3)	1.8%	$16.79	08/11/2014	$118,790	$301,038

Roberta L. McCaw	9,000	(3)	1.5%	$16.79	08/11/2014	$95,032	$240,830

Yvonne V. Scoggins	9,000	(3)	1.5%	$16.79	08/11/2014	$95,032	$240,803

(1)	Based on actual option term and annual compounding. These amounts are calculated pursuant to applicable requirements of the SEC and do not represent a forecast of the future appreciation of the Company’s Common Stock.

(2)	Number of shares and exercise price adjusted for 3-for-2 split effective February 4, 2005.

(3)	These options to purchase the Company’s Common Stock were granted on August 11, 2004, as follows: a total of 33,751 shares under the Company’s 1997 Incentive Stock Option Plan, 11,250 shares from the Company’s 2000 Stock Incentive Plan, 9,000 shares from the 2001 Stock Incentive Plan, 9,000 shares from the 2002 Stock Incentive Plan and 58,215 shares from the Company’s 2004 Stock Incentive Plan. Vesting accrues on each anniversary date beginning August 11, 2005, at 20% per year.

Stock Option Exercises

      The following table sets forth information with respect to the Chief Executive Officer and the executive officers named in the “Executive Compensation” table concerning the exercise of options in 2004 and unexercised options held as of the end of the fiscal year:

	Aggregated Option Exercises in Last Fiscal Year
		and FY - End Option Values
			Number of Securities
			Underlying Unexercised		Value of Unexercised In the-
			Options at Fiscal Year		Money Options at Fiscal
			End(#)(1)		Year End($) (2)

		Value Realized
		(Market Price at
	Shares Acquired on	exercise less
Name	Exercise(#)(1)	exercise price)	Exercisable	Unexercisable	Exercisable	Unexercisable
Parker H. Petit	-0-	-0-	320,763	375,586	$4,983,076.88	$5,519,651.24
Thomas S. Hall	58,907	$876,873	-0-	166,153	-0-	2,971,479.50
Stephen M. Mengert	9,999	$176,142	-0-	46,251	-0-	827,007.87
Roberta L. McCaw	-0-	-0-	38,759	47,438	517,491.87	651,207.19
Yvonne V. Scoggins	-0-	-0-	45,403	52,916	547,402.44	731,311.02

(1)	Number of shares adjusted for 3-for-2 stock split effective February 4, 2005.

(2)	Based on $26.02, the last sale price of the Company’s Common Stock on December 31, 2004, adjusted to reflect the 3-for-2 stock split.

Compensation of Directors

      The directors who are employees of the Company receive no additional compensation for serving on the Board of Directors. Directors who are not employees of the Company receive a fee of $5,000 per quarter, plus $1,000 for each Board and committee meeting attended, and are reimbursed for any travel expenses incurred. Mr. Weber also receives an additional quarterly fee of $2,500 for serving as Chairman of the Company’s Audit Committee.

      In addition, under the 2000 Directors’ Non-Qualified Stock Option Plan, as amended by the Board of Directors on April 22, 2004, all non-employee directors are entitled to receive an initial grant of options to purchase 6,000 shares of the Company’s Common Stock and at each annual meeting of stockholders after their first full year serving as a director, an additional grant of options to purchase 6,000 shares of Common Stock. The option price for all such options is the fair market value of the underlying common stock on the date of grant. Options have a ten year term and vest monthly over 12 months. On June 3, 2004, each Non-Employee Director other than Mr. Bleser was awarded an option to purchase 10,125 shares of Common Stock (composed of the regular 6,000 share grant and a one-time grant, pursuant to the amendment, of 4,125 shares) at a price of $14.57 per share under the 2000 Directors’ Non-Qualified Stock Option Plan. On October 19, 2004, the date Mr. Bleser was elected as a director, he was awarded an initial option to purchase 6,000 shares of Common Stock at a price of $19.42 per share under the 2000 Directors’ Non-Qualified Stock Option Plan.

Termination of Employment and Change-in-Control Arrangements

      The Company has entered into change-in-control severance agreements with each of Mr. Petit, Mr. Hall, Mr. Mengert and Ms. McCaw. The agreements provide for compensation to the executive in the event the executive’s employment with the Company is terminated following the consummation of a “change-in-control” for reasons other than the executive’s death, disability or for “Cause”, or if the executive voluntarily terminates employment for “Good Reason”. For purposes of the agreements, “Cause” means certain acts of criminal or civil fraud and “Good Reason” is defined to include, among other things, an adverse change in powers and responsibilities, an adverse change in title or offices, a reduction in base salary or failure to receive increases in base salary commensurate with increases in the three years preceding the change-in-control, discontinuance of certain benefit and incentive plans or actions materially adversely affecting participation therein, certain relocations of the Company’s executive offices, and failure to honor earned and accrued vacation balances. The compensation payable under the agreements is a lump sum severance payment equal to a multiple of the executive’s annual base salary as of the date of the change-in-control. The multiples applicable to Mr.

Petit, Mr. Hall, Ms. McCaw and Mr. Mengert are three, two, one and one, respectively. In addition, following termination of employment, the executives are entitled to receive for a period of three years in the case of Mr. Petit, two years in the case of Mr. Hall and one year in the case of Mr. Mengert and Ms. McCaw, life, disability and health insurance coverage, automobile allowances and other fringe benefits equivalent to those in effect at the date of termination and will be entitled to receive additional amounts, if any, relating to any excise taxes imposed on the executive as a result of Section 280(g) of the Internal Revenue Code of 1986, as amended (the “Code”). The agreements require the executive to comply with certain covenants that preclude the executive from competing with the Company or soliciting customers or employees of the Company for a period following termination of employment equal to the period for which fringe benefits are continued under the applicable agreement. The agreements expire three years after a change in control of the Company.

      In addition, the Company entered into a similar change-in-control severance agreement with Ms. Scoggins on April 27, 2002. The severance amount payable under the agreement is equal to three times Ms. Scoggins’ base salary and targeted base bonus on the date of a change-in-control. The period of benefit continuation and length of the restrictive covenants are three years. The agreement expires three years after a change in control of the Company. The agreement requires Ms. Scoggins to comply with certain covenants that preclude her from competing with the Company or soliciting customers or employees of the Company for a period of three years following termination of employment.

      The Company and Ms. Scoggins are also party to a severance agreement, dated April 27, 2002. The severance agreement provides for a lump sum severance payment to Ms. Scoggins in the event that her employment is involuntarily terminated prior to a change-in-control for reasons other than her death, disability or “Cause” (defined as certain acts of criminal or civil fraud), or if she voluntarily terminates employment for “Good Reason” (defined as failure to be reelected as an officer of the Company, reduction in base salary, discontinuance of certain incentive or stock option plans or actions materially adversely affecting her participation therein, failure to make available other benefit plans that are available to other executives in the Company, or failure to honor earned and accrued vacation balances). The severance payment is an amount equal to two times Ms. Scoggins’ annual base salary and targeted base bonus as of the date of the agreement. In addition, in circumstances in which she is entitled to a severance payment, Ms. Scoggins also is entitled to receive, for a period of two years after the date of termination, life, disability and health insurance coverage, automobile allowance and other fringe benefits equivalent to those in effect at the date of termination of employment. The agreement requires Ms. Scoggins to comply with certain covenants that preclude her from competing with the Company or soliciting customers or employees of the Company for a period of two years following termination of employment.

      In 1997, the Company replaced the nonqualified pension plan maintained for certain current and former officers with a new plan, funded by split-dollar life insurance (the “1997 Plan”). Under the 1997 Plan, participants or their beneficiaries were entitled to the greater of the cash surrender value of the life insurance policies used to fund the 1997 Plan or a targeted benefit, less insurance premiums paid by the Company. On December 31, 2002, the Company terminated the 1997 Plan. The decision to terminate the 1997 Plan was prompted in part by concerns that the funding mechanism using split-dollar life insurance may no longer be permitted for some current officers under certain provisions of the Sarbanes-Oxley Act of 2002, as well as anticipation that additional funding, in excess of amounts originally contemplated would have been required under the 1997 Plan. In substitution for the 1997 Plan, the Company adopted a Supplemental Executive Retirement Plan (the “SERP”) for the benefit of the current employees participating in the 1997 Plan other than Mr. Petit. Under the SERP, individual trust accounts were established in 2003 for each participant and funded (in part, by the $1.271 million cash surrender values of the split-dollar life insurance policies) in an amount equal to the net present value of the participant’s targeted benefit under the 1997 Plan as of December 31, 2002. Such amounts for the named executive officers participating in the SERP equaled $726,000 for Ms. Scoggins and $536,000 for Ms. McCaw. The assets of the trusts are subject to the claims of the Company’s creditors. Benefits payable under the SERP are variable, based on the performance of the investment earnings of the trust funds, and include future tax mitigation payments of up to 44% of the amounts initially contributed to the trust accounts. Benefits under the SERP vest based on age and years of service, with 100% vesting and the right to withdraw funds obtained at age 55 and 15 years of service. Earlier vesting may occur upon a change-in-control or other events as defined in the SERP. In 2004, Ms. Scoggins’ benefits under the SERP vested and she withdrew her $1,209,331 from the SERP account.

      Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee Report on Corporate Compensation, the Report of the Audit Committee and the Stock Performance Graph shall not be incorporated by reference into any such filings.

Compensation Committee Report on Corporate Compensation

      The Company’s executive compensation program is designed to (1) integrate pay and incentive plans with the Company’s strategic goals, so as to align the interests of management with the long-term interests of the Company’s stockholders, (2) attract, motivate and retain executives capable of achieving the Company’s strategic business goals (3) recognize outstanding individual contributions and (4) provide compensation opportunities that are competitive with those offered by other companies of similar size and performance, especially within the healthcare industry. To achieve these goals, the Company’s executive compensation program consists of three elements: (i) base salary, (ii) annual cash bonus, and (iii) intermediate and long-term incentives in the form of stock options and contributions under the Company’s Supplemental Executive Retirement Plans and 401(k) Plan. Each element of compensation has an integral role in the total executive compensation program, including the compensation of the Named Executive Officers.

      In making its compensation determinations, the Compensation Committee evaluates, on both an absolute and relative basis, a variety of Company financial results (including sales, earnings, return on equity, return on assets and balance sheet strength), market share and competitive position, the potential for future growth, the overall importance of the individual to the organization and the individual and group performance of senior management and compensation levels at comparable companies, especially within the healthcare industry. In formulating its determinations, it recognizes and rewards achievements on an annual basis, while emphasizing the value and importance of sustained long-term performance and recognition of developing trends within the healthcare industry. The Compensation Committee reviews information prepared or compiled by the Company, and also draws on the business experience of the individual members of the Compensation Committee.

      Cash Compensation. Officers and other employees are compensated within salary ranges that are generally based on those of similar positions in companies of comparable size and complexity to the Company. The actual base pay level for each executive officer is based on a combination of experience, performance and other factors that are determined to be important by the Committee. The salary of the executive officers is generally reviewed annually at the beginning of each year, with the amount of any increases based on factors such as Company performance, general economic conditions, marketplace compensation trends and individual performance.

      Cash bonuses for management are paid under the Company’s management incentive bonus plan (the “MIP Plan”). Bonuses under the MIP Plan are computed as a percentage of year-end base salary. In the case of the Company’s Chief Executive Officer and Chief Operating Officer, the amount of and entitlement to bonuses under the MIP Plan are based upon the performance of the Company in comparison to its operating budget. For the other participants, the amount of and entitlement to bonuses are based on a combination of individual and Company performance. The Committee determines the participants in the MIP Plan and sets the target bonus levels and operating budget performance criteria in the first quarter of each year.

      Intermediate and Long Term Incentive Compensation. Stock options, contributions made under the Company’s 401(k) Plan and contributions under the Company’s Supplemental Executive Retirement Plan are the principal vehicles for payment of intermediate and long term compensation. In 2004, the Company granted stock options to certain of its management employees, based on guidelines for the individual’s position with the Company. Stock options were granted at exercise prices equal to the market price on the date of grant and typically became exercisable 20% on each anniversary of the grant becoming fully vested on the fifth anniversary of the grant), and expire on the tenth anniversary. The 401(k) plan, which is based on a calendar year, provides for a matching contribution by the Company of 100% of the participant’s voluntary salary contributions with the Company’s contribution limited to the lesser of 3% of the executive officer’s salary and an annual maximum Company contribution of $6,150, based on a maximum voluntary salary contribution established by the U.S. Department of Labor. All matching Company contributions to the 401(k) plan vest over five years for each executive officer and are payable pursuant to the provisions of the 401(k) plan. In 2003, the Company adopted a Supplemental Executive Retirement Plan for certain of the named executive officers. See “Termination of Employment and Change-in-Control Arrangements” above.

CEO Compensation

      CEO Compensation. The Compensation Committee believes that the compensation of the Chief Executive Officer is consistent with the general policies concerning executive compensation and is appropriate in light of the Company’s financial objectives. Stock option grants to the Chief Executive Officer are considered concurrently with grants to other executive officers in accordance with the same general policies.

      In reviewing and approving Mr. Petit’s 2004 compensation, the Compensation Committee took into account the Company’s performance in fiscal 2003 and Mr. Petit’s role in expanding the Company’s disease management business. In light of these factors, the Compensation Committee determined that Mr. Petit would receive an increase in his annual base compensation of 5% and a bonus equal to 50% of his 2004 base salary. On August 11, 2004, Mr. Petit was granted options to purchase 56,126 shares of the Company’s common stock.

      The foregoing report has been furnished by the Compensation Committee of Matria’s Board of Directors.

Frederick P. Zuspan, M.D.
Frederick E. Cooper
Thomas S. Stribling
Wayne P. Yetter

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee is responsible for executive compensation decisions as described above. The Compensation Committee consists of Frederick P. Zuspan, M.D., Frederick E. Cooper, Thomas S. Stribling and Wayne P. Yetter. No member of the Compensation Committee currently serves or has served as an executive officer or employee of the Company.

Report of the Audit Committee and Related Matters

Report of the Audit Committee

      The Board’s Audit Committee, currently composed of Donald W. Weber, Joseph G. Bleser, Guy W. Millner and Morris S. Weeden, evaluates the independence and performance of the Company’s independent accountants, handles relations with the Company’s independent accountants and evaluates the integrity of the Company’s financial reporting process and its policies and procedures relating to internal accounting functions and controls. This report relates to the activities taken by the Audit Committee in fulfilling such role.

      The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management has the primary responsibility for the financial statements and reporting process, including the Company’s systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2004. This review included a discussion of the quality and the acceptability of the Company’s financial reporting and internal controls.

      The Audit Committee also reviewed with the Company’s independent accountants, KPMG LLP (“KPMG”), who are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards including Statement on Auditing Standards No. 61. In addition, the Audit Committee received and reviewed the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1 and discussed with the independent accountants their independence from management and the Company, and considered whether KPMG’s provision of non-audit services to the Company during 2004 was compatible with maintaining the auditor’s independence.

      The Committee meets periodically with the independent accountants to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

      The foregoing report has been furnished by the Audit Committee of Matria’s Board of Directors.

Donald W. Weber
Joseph G. Bleser
Guy W. Millner
Morris S. Weeden

Audit Fees

      The following table presents fees for professional audit services rendered by KPMG for the audit of the Company’s annual financial statements for 2004 and 2003, and fees billed for other services rendered by KPMG.

	2004	2003
Audit fees (1)	$910,360	$373,950
Audit related fees (2)	21,750	23,500

Audit and audit related fees	932,110	397,450
Tax fees (3)	9,580	13,135

All other fees	-0-	-0-

Total fees	$941,690	$410,585

(1)	Audit fees included reviews and consents related to SEC registration statements.

(2)	Audit related fees consisted of fees for audits of financial statements of certain employee benefit plans and actuarial fees for the Company’s insurance subsidiary.

(3)	Tax fees consisted of fees for tax consultation services.

      The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy, which includes the requirements for the Audit Committee to pre-approve audit and non-audit services provided by KPMG. Annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.

      The Audit Committee has delegated pre-approval authority to the Chairman of the Committee, but any pre-approval decisions must be reported to the Audit Committee at its next scheduled meeting.

      All of the audit-related fees and tax fees for 2004 were approved in advance by the Audit Committee.

      KPMG has been appointed by Matria’s Board of Directors to audit the accounts of Matria and its subsidiaries for the fiscal year ending December 31, 2005. A representative of KPMG will be present at the Annual Meeting and will have the opportunity to make a statement and will be available to respond to appropriate questions.

Corporate Governance and Nominating Committee

      The Board of Directors has a Corporate Governance and Nominating Committee. The committee’s operations are governed by a written charter that, among other things, provides that:

•	the committee consists of at least three members, each of whom must be “independent” in accordance with the definition of “independence” adopted by Nasdaq; and

•	the committee shall identify individuals qualified to become directors and recommend to the Board of Directors candidates for election or reelection as directors.

A copy of the current charter is available on the Company’s website at www.matria.com and also has been filed with the SEC as an exhibit to the Company’s Annual Report on Form 10-K. The Board of Directors may amend this charter at any time.

      With respect to the committee’s evaluation of director nominee candidates, the committee has no formal requirements or minimum standards for the individuals that it nominates. Rather, the committee considers each candidate on his or her own merits. However, in evaluating candidates, there are a number of factors that the committee generally views as relevant and is likely to consider. Some of these include:

•	the candidates’ knowledge, skills and experience, particularly experience that is germane to the Company’s business, such as healthcare services, legal, human resources, finance, marketing and regulatory experience;

•	whether the candidate is an “audit committee financial expert” (as defined by the SEC);

•	the candidates’ integrity and reputation;

•	the candidates’ ability to work collegially with others;

•	the candidates’ other obligations and time commitments and the ability to attend meetings in person; and

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

The committee does not assign a particular weight to the individual factors. Similarly, the committee does not expect to see all (or even more than a few) of these factors in any individual candidate. Rather, the committee looks for a mix of factors that, when considered along with the experience and credentials of the other candidates and existing board members, will provide stockholders with a diverse and experienced board of directors.

      The committee welcomes recommendations from stockholders. The committee evaluates a candidate for director who was recommended by a stockholder in the same manner that the committee evaluates a candidate recommended by other means. In order to make a recommendation, the committee asks that a stockholder send the committee:

•	a resume for the candidate detailing the candidate’s work experience and academic credentials;

•	written confirmation from the candidate that he or she (1) would like to be considered as a candidate and would serve if nominated and elected, (2) consents to the disclosure of his or her name, (3) has read the Company’s Code of Business Conduct and that during the prior three years has not engaged in any conduct that, had he or she been a director, would have violated the Code or required a waiver, (4) is, or is not, “independent” as that term is defined in the Nasdaq Corporate Governance rules, and (5) has no plans to change or influence the control of the Company;

•	the name of the recommending stockholder as it appears in the Company’s books, the number of shares of Common Stock that are owned by the stockholder and written confirmation that the stockholder consents to the disclosure of his or her name. (If the recommending person is not a stockholder of record, he or she should provide proof of share ownership);

•	personal and professional references, including contact information; and

•	any other information relating to the candidate required to be disclosed in a proxy statement for election of directors under Regulation 14A of the Exchange Act.

This information should be sent to the Corporate Governance and Nominating Committee, c/o Secretary, Matria Healthcare, Inc., 1850 Parkway Place, Marietta, Georgia 30067. The Secretary will forward the information to the chairperson of the committee. The committee does not necessarily respond to communications.

      In addition to the procedures described above for recommending prospective nominees for consideration by the committee, stockholders may directly nominate directors for consideration at any annual meeting of stockholders. To nominate a candidate for election, a stockholder must follow the procedures set forth in the Company’s bylaws. These procedures are summarized below under the heading “Stockholder Proposals at the Company’s Next Annual Meeting of Stockholders.”

      Each of the nominees for election as a director at the Annual Meeting was recommended by the committee and nominated by the Company’s Board of Directors. Each of the nominees, other than Joseph G. Bleser, previously has been elected as a director by stockholders. Mr. Bleser was recommended to the committee by the Company’s Chairman of the Board.

2. APPROVAL OF 2005 STOCK PURCHASE PLAN

      The Board of Directors has approved and recommends that the stockholders of the Company approve the adoption of the Matria Healthcare, Inc. 2005 Stock Purchase Plan. The 2005 Stock Purchase Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code (the “Code”) and to provide eligible employees of Matria with an opportunity to purchase Matria Common Stock through payroll deductions.

Summary of the 2005 Stock Purchase Plan

      Administration. The 2005 Stock Purchase Plan will be administered by the Board of Directors or a committee designated by the Board, which will have the authority to administer the plan and to resolve all questions relating to the administration of the Plan.

      Stock Subject to 2005 Stock Purchase Plan. An aggregate of 150,000 shares of Matria common stock is reserved for issuance under the 2005 Stock Purchase Plan and available for purchase, subject to adjustment in the event of a stock split, stock dividend or other similar change in Matria Common Stock or the capital structure of Matria.

      Eligibility. All employees of Matria and its subsidiaries (including officers) who have been continuously employed for one year or more, whose customary employment is for more than five months in any calendar year and more than 20 hours per week are eligible to participate in the 2005 Stock Purchase Plan. Non-Employee Directors and certain 5% shareholders of Matria are not eligible. As of March 1, 2004, we had 1,185 employees who would be eligible to participate in the 2005 Stock Purchase Plan.

      Offering Period. The 2005 Stock Purchase Plan designates purchase periods, accrual periods and exercise dates. Purchase periods are generally successive periods of three months. The first purchase period will begin on July 1, 2005, and end on September 30, 2005. Thereafter, purchase periods will begin on January 1, April 1, July 1, and October 1 of subsequent years.

      Purchase Price. On the first day of each purchase period, a participating employee is granted a purchase right which is a form of option to be automatically exercised on the last day of the purchase period (the “exercise date”). During a purchase period, deductions are to be made from the pay of participants in accordance with their authorizations and credited to their accounts under the 2005 Stock Purchase Plan. When the purchase right is exercised, the participant’s withheld salary is used to purchase shares of Matria Common Stock. The price per share at which shares of Matria Common Stock may be purchased under the 2005 Stock Purchase Plan during any purchase period (the “option price”) is the lesser of: (a) 85% of the fair market value of Matria Common Stock on the date of the grant of the option (i.e., the first day of the purchase period), or (b) 85% of the fair market value of Matria Common Stock on the exercise date (i.e., the last day of the purchase period).

      Payment of Purchase Price; Payroll Deductions. Payroll deductions may range from 1% to 10% (in whole percentage increments) of a participant’s regular base pay, plus commissions paid, exclusive of overtime, bonuses or shift-premiums. Participants may not make direct cash payments to their accounts. The maximum number of shares of Matria Common Stock that any employee may purchase under the 2005 Stock Purchase Plan during a purchase period is 1,500 shares. Additional limitations on the amount of Matria Common Stock that may be purchased under the 2005 Stock Purchase Plan during any calendar year are imposed by the Code.

      Accounting Treatment. Stock Option grants or stock issuances made to employees or directors under the LTI Plan before July 1, 2005, will be accounted for under the recognition and measurement principles of APB Opinion No. 25 “Accounting for Stock Issued to Employees,” and related interpretations. Under those rules, no stock-based employee compensation is reflected in the Company’s net earnings, as long as options granted have an exercise price equal to the market value of the underlying stock at the date of grant. Stock option grants or stock issuances on or after July 1, 2005, will be analyzed under the fair value recognition provisions of Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment” (“SFAS 123R”). Under the fair value recognition provisions of SFAS 123R, total compensation expense related to such stock options or stock issuances will be determined using the fair value of the stock options or stock issuances on the date of grant. Total compensation expense is recognized on a straight-line basis over the vesting period of the applicable stock option or stock grant.

      Tax Consequences. The 2005 Stock Purchase Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Under a plan which so qualifies, a participant recognizes no taxable income upon either the grant or the exercise of the purchase rights. The participant will not recognize taxable income until there is a sale or other disposition of the shares acquired under the 2005 Stock Purchase Plan or in the event the participant should die while still owning the purchased shares.

      The tax treatment of a sale or disposition of shares acquired under the 2005 Stock Purchase Plan will depend on whether the “holding period” requirements are satisfied. Generally, these requirements are satisfied if a participant does not sell or dispose of shares acquired in a given purchase period within two years after the beginning of such period, or within one year after the end of such period.

      If a participant sells or disposes of shares before the holding period requirements are satisfied with respect to such shares, then the participant will recognize ordinary income at the time of such sale or disposition equal to the lesser or (1) the fair market value of such shares on the last day of the purchase period from which they were acquired minus the option price, or (2) the amount realized on the sale or disposition minus the option price. Any gain in excess of this amount can be treated as capital gain.

      If a participant sells or disposes of shares after the holding period requirements are satisfied with respect to such shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of: (1) the fair market value of such shares on the sale or disposition date minus the option price or (2) 15% of the fair market value of such shares on the first day of the purchase period from which they were acquired. Any additional gain upon the disposition will be taxed as a long-term capital gain.

      If the participant owns shares acquired under the 2005 Stock Purchase Plan at the time of death, then, regardless of whether the holding period requirements are satisfied, the amount of ordinary income equals the lesser of: (1) the fair market value of such shares on the date of death minus the option price or (2) 15% of the fair market value of such shares on the first day of the purchase period from which they were acquired.

      Matria is not allowed any deductions upon either the grant or exercise of the purchase rights. If the holding period requirements are not satisfied with respect to the sale or disposition of any shares acquired under the 2005 Stock Purchase Plan, then Matria will be entitled to a tax deduction in the year of such sale or disposition equal to the amount of ordinary income recognized by the participant as a result of such sale or disposition. In all other cases, Matria is entitled to no deduction.

New Plan Benefits

      No new plan benefits table for the 2005 Stock Purchase Plan is included in this document. Participation in the 2005 Stock Purchase Plan is voluntary and is dependent on each eligible employee’s election to participate and his or her determination as to the level of payroll deduction. Accordingly, future purchases under the 2005 Stock Purchase Plan are not determinable. In addition, the amounts that would have been allocated under the 2005 Stock Purchase Plan if it had been in effect during fiscal year 2004 cannot be determined. No purchases have been made under the 2005 Stock Purchase Plan since its adoption by the Board of Directors.

      Information with respect to securities issued and available for issuance under existing equity compensation plans is set forth in the equity compensation table on page 30.

Text of the Plan

      The preceding summary of the 2005 Stock Purchase Plan is qualified in its entirety by reference to the complete text of the 2005 Stock Purchase Plan which is set forth in Appendix A to this document.

The Board of Directors recommends that you vote FOR the adoption of the 2005 Stock Purchase Plan.

3. APPROVAL OF AMENDMENTS TO THE 2004 STOCK INCENTIVE PLAN

      The Board of Directors has approved and recommends that the stockholders of the Company approve the amendment and restatement of the 2004 Stock Incentive Plan, including amendments to rename the plan “The Matria

Healthcare, Inc. Long-Term Incentive Plan,” (the “LTI Plan”) and to increase the number of authorized shares of Common Stock which may be issued under the LTI Plan from 375,000 to 1,610,000 shares. A copy of the LTI Plan is attached as Appendix B. Approval of the LTI Plan by the stockholders is intended, among other things, to qualify options, stock grants and stock appreciation rights (“SARs”) granted under the LTI Plan to certain executive officers of the Company as “performance-based compensation,” which is not subject to the limits on deductibility of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), described further below, and to enable the Company to grant incentive stock options (“ISOs”) under Section 422 of the Code. In addition, the Nasdaq Stock Market, on which shares of the Company’s Common Stock are listed, requires stockholder approval of a plan pursuant to which stock may be acquired by officers or directors.

      The LTI Plan was adopted by the Board of Directors and stockholders in 2004, and options have been granted and have not expired under the LTI Plan as to 354,378 of the 375,000 shares originally authorized to be issued under the LTI Plan. In addition, a total of 1,839,738 option shares have been granted and have not expired under stock incentive plans adopted by Matria prior to 2004, and 33,638 shares remain available to be granted under those plans.

Purpose of the LTI Plan

      The Board of Directors believes that stock-based incentives are an important element of the Company’s compensation package, particularly for senior employees. The purpose of the LTI Plan is to attract and retain selected individuals and provide incentives to selected individuals for increased efforts and successful achievement on behalf of or in the interest of the Company. Persons eligible to participate in the plan are such employees, officers, independent contractors and consultants of the Company or one of its subsidiaries (or future parent companies) as the Compensation and Stock Option Committee of the Board of Directors (the “Committee”), in its discretion, shall designate from time to time. As of March 1, 2005, the Company employed 1,140 full-time persons.

      The Board of Directors has determined that it is in the best interest of the Company to amend and restate the LTI Plan in order to provide that an additional 1,235,000 shares of the Common Stock may be issued pursuant to the LTI Plan and to make other changes in order to further the purposes of the LTI Plan. The additional shares represent approximately 5.7% of the Common Stock outstanding on a fully diluted basis as of March 31, 2005.

Summary of the LTI Plan

      The LTI Plan has three components: a stock option component, a stock bonus/stock purchase component and a stock appreciation rights component. The stock option component of the LTI Plan provides a means whereby participants are given an opportunity to purchase shares of the Company’s Common Stock pursuant to: (i) options that may qualify as ISOs under Section 422 of the Code, or (ii) nonqualified stock options (“NQSOs”). ISOs may be granted only to persons who are employees of the Company or any of its subsidiaries. ISOs may not be granted to any person who, at the time that the ISO is granted owns stock possessing more than 10% of the combined voting power of all classes of the Company’s stock or any of the Company’s subsidiaries stock (“10% Stockholders”), unless the exercise price of the shares of the Company Common Stock covered by the option is at least 110% of the fair market value of such shares at the date of grant and such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

      Except for ISOs granted to 10% stockholders, ISOs may be granted under the stock option component of the 2005 Stock Incentive Plan for terms up to ten years from the date of grant. Except for ISOs granted to 10% stockholders, the exercise price of ISOs granted under the LTI Plan must be at least equal to 100% of the fair market value of the Company’s Common Stock as of the date of grant. The exercise price of NQSOs granted under the LTI Plan must be at a price determined by the Committee. However, NQSOs granted to the chief executive officer or the four other most highly compensated officers of the Company (referred to herein as “Covered Employees”) must have an exercise price which is not less than the fair market value of the shares covered by the option on the date the option is granted.

      The stock bonus/stock purchase component of the LTI Plan provides a means whereby participants in the LTI Plan may receive bonuses of shares of the Company’s Common Stock or the right to purchase shares of the Company’s Common Stock, subject to the restrictions, if any, imposed by the Committee. The purchase price for rights to purchase shares of the Company’s Common Stock granted under the LTI Plan will be at a price determined by the Committee. Stock bonuses may be granted under the LTI Plan with such terms and provisions and for such consideration, if any, as may be determined by the Committee.

      The SARs component of the LTI Plan provides a means whereby participants may receive compensation based on appreciation in value of the Company’s Common Stock after the date of grant. SARs may be granted either separately or in tandem with stock options, as determined by the Committee.

      The LTI Plan is administered by the Committee. The Committee has broad discretion, subject to the terms of the LTI Plan to determine the persons entitled to receive options, stock bonuses, SARs or the right to purchase shares of the Company’s Common Stock, the timing, terms and conditions thereof, and the number of shares for which such options, bonuses of stock, SARs and rights to purchase stock may be granted. Payment of the purchase price and any withholding amounts upon the exercise of an option or SAR granted under the LTI Plan shall be made in cash or by personal check, certified check, bank draft, or postal or money order; provided that such payment may, in the case of options, at the discretion of the Committee, consist of: (i) shares of the Company’s Common Stock; (ii) an irrevocable direction to a broker to sell shares of the Company’s Common Stock and deliver all or a portion of the proceeds to the Company in payment of the exercise price; (iii) a promissory note with such terms as the Committee shall approve (provided, however, no promissory note may be accepted from an optionee that would be in violation of the Sarbanes-Oxley Act of 2002 or any other federal or state law); or (iv) any combination of the foregoing. Grants made under the LTI Plan to Covered Employees (as defined in Section 162(m) of the Code) may be made only by a subcommittee (referred to herein as the “Section 162(m) Subcommittee”) of the Committee which is composed solely of two or more “outside directors,” as such term is defined in Section 162(m) of the Code and the Regulations thereunder.

      The Company also has the discretion to provide in any stock option, SARs, stock bonus or stock purchase agreement under the LTI Plan that, in the event of a change of control or a corporate transaction (or in some cases, the disposition of a subsidiary), any such option or SAR will become immediately exercisable and any stock covered by a stock bonus or stock purchase award will become released from any restrictions on transfer and repurchase or forfeiture rights. Under the LTI Plan, a “change of control” occurs upon (i) the acquisition of more than 50% of the voting power of the Company by any person or more than one person acting as a group, or (ii) a change in the composition of the members of the Board over a three-year period or less to include a majority of persons not serving on the Board at the beginning of the period or nominated by such persons. Under the LTI Plan, a “corporate transaction” consists of approval by the stockholders of (i) a merger or consolidation in which the Company is not the surviving entity, (ii) the sale of all or substantially all of the assets of the Company, or (iii) any reverse merger or other acquisition or business combination in which the Company is the surviving entity in which holders of the Company’s voting securities prior to the merger do not own at least 50% of the voting power in the Company after the merger.

      Options, stock bonuses and rights to purchase the Company’s Common Stock may be granted under the LTI Plan to exercise or purchase an aggregate of not more than 1,610,000 shares of the Company’s Common Stock (subject to adjustment to reflect certain transactions). The LTI Plan contains a $100,000 limitation on the aggregate fair market value of ISOs which first become exercisable by an optionee in any calendar year. In addition, under the LTI Plan, the maximum number of shares of Stock with respect to which SARs or options to acquire Stock may be granted, or sale or bonus grants of Stock may be made, to any individual per calendar year shall not exceed 100,000 shares (subject to adjustment to reflect certain corporate transactions).

      Awards under the LTI Plan will be based on guidelines that take salary level, tenure, individual performance rating and importance to the Company into account. Accordingly, future awards (“new plan benefits”) under the LTI Plan are not determinable at this time. Reference is made to the sections captioned “Executive Compensation,” “Stock Options” and “Stock Option Exercises” at pages 9 to 12 of this Proxy Statement for detailed information on stock incentive awards and exercises of such awards by certain executive officers under former and existing stock incentive plans.

      The Board of Directors may at any time amend, suspend or terminate the LTI Plan as it deems advisable without stockholder approval (subject to applicable law), but no such amendment, suspension or termination may impair any option or SAR previously granted, and the LTI Plan cannot be amended without stockholder approval to materially increase the number of shares of Common Stock available under the plan or to materially modify the eligibility requirements for participation in the plan, reprice any option by lowering the option exercise price of a previously granted award, or cancel outstanding options with subsequent replacement, or regrants of options with lower exercise prices.

Description of the Changes to the LTI Plan

      Increase of Number of Shares. The LTI Plan that the stockholders are being asked to approve includes an increase in the number of shares of Company Common Stock available for issuance from 375,000 to 1,610,000. As of March 31, 2005, 354,378 shares of Common Stock have been issued under the LTI Plan and are included in the number of shares outstanding. In addition, 20,622 shares were available for issuance under the LTI Plan at March 31, 2005.

      Termination Date. The LTI Plan that the shareholders are being asked to approve includes a change in the termination date with respect to the grant of incentive stock options from February 19, 2014, to April 11, 2015.

Income Tax Consequences

      Incentive Stock Options. If an option under the LTI Plan is treated as an ISO, the optionee generally recognizes no regular taxable income as the result of the grant or exercise of the option. However, an amount equal to the difference between the fair market value of the stock on the date of exercise and the exercise price is classified as an item of alternative minimum taxable income in the year of exercise for purposes of the alternative minimum tax.

      The Company will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of an ISO, regardless of the applicability of the alternative minimum tax to the optionee. The Company will be entitled to a deduction, however, to the extent that ordinary income is recognized by the optionee upon a disqualifying disposition (see below).

      Upon a sale or exchange of the shares at least two years after the grant of an ISO and one year from exercise of the option, gain or loss will be recognized by the optionee equal to the difference between the sale price and the exercise price. Such gain or loss will be characterized for federal income tax purposes as long-term capital gain or loss. The Company is not entitled to any deduction under these circumstances.

      If an optionee disposes of shares acquired upon exercise of an ISO prior to completion of either of the above holding periods, the optionee will have made a “disqualifying disposition” of the shares. In such event, the optionee will recognize ordinary income at the time of disposition equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. The Company generally will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee on a disqualifying disposition if the optionee’s total compensation is deemed reasonable in amount.

      The optionee also will recognize capital gain or loss on such disqualifying disposition in an amount equal to the difference between (i) the amount realized by the optionee upon such disqualifying disposition of the stock and (ii) the exercise price, increased by the total amount of ordinary income, if any, recognized by the optionee upon such disqualifying disposition (as described in the second sentence of the preceding paragraph). Any such capital gain or loss resulting from a disqualifying disposition of shares acquired upon exercise of an ISO will be long-term capital gain or loss if the shares with respect to which such gain or loss is realized have been held for more than 12 months.

      Nonqualified Stock Options. An optionee generally recognizes no taxable income as the result of the grant of an NQSO, assuming that the option does not have a readily ascertainable fair market value at the time it is granted (which is usually the case with plans of this type). Upon exercise of an NQSO, an optionee will normally recognize ordinary compensation income for federal tax purposes equal to the excess, if any, of the then fair market value of the shares over the exercise price. Optionees who are employees will be subject to withholding with respect to income recognized upon exercise of a NQSO.

      The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the exercising optionee, so long as the optionee’s total compensation is deemed reasonable in amount.

      Upon a sale of shares acquired pursuant to the exercise of an NQSO, any difference between the sale price and the fair market value of the shares on the date of exercise will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than 12 months.

      Stock Bonus/Stock Purchase. The federal income tax treatment of individuals who receive property in connection with the performance of services is governed by Section 83 of the Code. That section requires that the recipient of the property recognize income from the transfer in an amount equal to the excess of the fair market value of the property received over the amount (if any) paid for the property. Income is recognized by the recipient in the first year in which the rights of the recipient to the property become “vested,” i.e., are transferable or are no longer subject to a substantial risk of forfeiture, whichever occurs first. The income is taxable at ordinary income rates and (in the case of participating individuals who are employees) is subject to withholding of income and applicable employment taxes at the time of vesting.

      Under the LTI Plan, participating individuals may or may not pay any consideration for stock transferred to them under the stock bonus/stock purchase component of the Plan, and the stock transferred may or may not be subject to restrictions. If stock is granted to a recipient without restrictions, the recipient will recognize ordinary income (calculated as described in the preceding paragraph) in the recipient’s taxable year in which the stock is granted.

      If stock granted under the LTI Plan is nontransferable and subject to a substantial risk of forfeiture, then (unless an election is made under Section 83(b) of the Code, as described in the next paragraph), recipients of stock will recognize taxable income as of each date on which they become vested in stock received under the LTI Plan in the amount of the fair market value of the stock then vesting (less the amount, if any, paid for such stock).

      Participating individuals may elect under Section 83(b) of the Code to report as taxable income in the year of award an amount equal to the stock’s fair market value at the date of award (less the amount, if any, paid for such stock). If such an election is made, the electing employee is not required thereafter to report any further compensation income upon becoming vested in the stock covered by the election. Such an election must be made within 30 days of receipt of the stock. Such election may not be revoked except with the consent of the Internal Revenue Service. Participating individuals making this election who are employees will be subject to withholding with respect to the taxable income they recognize at the time the stock is awarded to them.

      The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participating individuals, so long as the individual’s total compensation is deemed reasonable in amount. Dividends paid on stock transferred under the LTI Plan are generally treated as additional compensation prior to vesting, but are treated as true dividends after vesting (or after a Section 83(b) election). Dividends are not deductible by the Company.

      Participating individuals will recognize gain upon the disposition of their stock equal to the excess of (a) the amount realized on such disposition over (b) the ordinary income recognized with respect to their stock under the principles set forth above (plus the amount, if any, paid for such stock). That gain will be taxable as long or short term capital gain depending on the period held.

      If a participating individual disposes of his or her stock for an amount less than the amount of ordinary income recognized with respect to the stock (plus the amount, if any, paid with respect to the stock), he or she will generally recognize a capital loss (long or short-term, depending on the holding period) equal to the difference between any ordinary income recognized with respect to the stock under the principles described previously (plus the amount, if any, paid for the stock) and the amount realized upon disposition of the stock. If a participating individual forfeits unvested stock with respect to which no Section 83(b) election has been made upon termination of employment, he or she will generally recognize ordinary income or loss equal to the difference between the amount, if any, paid by the employee for the stock and the amount received as a result of the forfeiture. If a participating individual forfeits unvested stock with respect to which a Section 83(b) election has been made upon termination of employment, he or she will generally recognize a capital gain or loss equal to the difference between the amount, if any, paid by the employee for the stock and the amount received as a result of the forfeiture, but no loss or deduction is allowed with respect to the amount previously included in income as a result of the Section 83(b) election.

      SARs. Recipients of SARs generally should not recognize income until such rights are exercised. Upon exercise, the participating individual will normally recognize ordinary compensation income for federal income tax purposes equal to the amount of cash and the fair market value of stock, if any, received upon such exercise. Participating individuals who are employees will be subject to withholding with respect to income recognized upon exercise of SARs.

      The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participating individual, so long as the individual’s total compensation is deemed reasonable in amount.

      Participating individuals will recognize gain upon the disposition of any stock received on exercise of SARs equal to the excess of (a) the amount realized on such disposition over (b) the ordinary income recognized with respect to such stock under the principles set forth above. That gain will be taxable as long or short term capital gain depending on whether the stock was held for at least 12 months.

      Section 162(m) of the Code. Under Section 162(m) of the Code, compensation paid to any Covered Employee is potentially nondeductible by the Company to the extent that it exceeds $1,000,000. However, certain “performance-based compensation” is exempt from the $1,000,000 cap on deductibility. The LTI Plan contains provisions designed to qualify options and SARs granted thereunder to Covered Employees as “performance-based compensation” under Section 162(m). These provisions include the following: (1) grants to Covered Employees are made only by the Section 162(m) Subcommittee; (2) the LTI Plan states a maximum number of shares with respect to which options or SARs may be granted to any individual per calendar year; (3) in the case of grants to Covered Employees, the option exercise price must be at least equal to the fair market value of the stock on the date the option is granted; and (4) the effectiveness of grants to Covered Employees is contingent upon stockholder approval of the LTI Plan.

      Section 409A Compliance. The LTI Plan that the shareholders are being asked to approve has been amended to provide that the plan is intended to satisfy the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), which places various restrictions on nonqualified deferred compensation, and provides that the LTI Plan or awards under the plan may be amended to comply with the requirements of Code Section 409A.

Market Price of the Common Stock

      The closing price of the Company’s Common Stock as reported on the Nasdaq National Market System was $30.33 per share on April 4, 2005. As of such date, the aggregate market value of the 1,610,000 shares of Common Stock issuable under the LTI Plan was $48,831,300.

Text of the Plan

      The preceding summary of the LTI Plan is qualified in its entirety by reference to the complete text of the LTI Plan is set forth in Appendix B to this proxy statement.

The Board of Directors recommends that you vote FOR the adoption of the amendments to the
2004 Stock Incentive Plan

4. APPROVAL OF 2005 DIRECTORS’ NON-QUALIFIED STOCK OPTION PLAN

      On April 12, 2005, the Board of Directors approved the 2005 Non-employee Director Stock Option Plan (the “Director Plan”), subject to approval by the stockholders at the 2005 Annual Meeting of Stockholders. The purpose of the Director Plan is to promote the interests of the Company and its stockholders in obtaining and maintaining the services of knowledgeable and independent directors on the Company’s Board of Directors, to provide an additional incentive for such directors to serve on the Board and to give them a greater interest as stockholders in the success of the Company. An aggregate of 165,000 shares of the Company’s Common Stock is reserved for issuance under the Director Plan (subject to adjustment to reflect certain transactions).

      Under the Director Plan each non-employee director of the Company (“Non-Employee Director”) will receive a NQSO to purchase 6,000 shares of the Company’s Common Stock (an “Initial Grant”) upon his or her first election or appointment to the Board of Directors. The Company has nine non-employee directors and will have ten if Ms. Street is elected at the Annual Meeting. In addition, the Director Plan provides that each Non-Employee Director who is a director immediately prior to an annual meeting of the Company’s shareholders and who continues to be a director after such meeting will be granted an option to purchase 6,000 shares of the Company’s Common Stock (a “Subsequent Grant”) provided that no Subsequent Grant will be made to any Non-Employee Director who has not served as a director of the Company, as of the time of such annual meeting, for at least one year. Each Subsequent Grant will be made on the date of the annual shareholder’s meeting in question.

      The exercise price per share of each option granted under the Director Plan will be the fair market value of the Company’ Common Stock on the date the option is granted. Payment of the exercise price of any option to purchase the Company Common Stock granted under the Director Plan may be made in cash, by personal check, a certified check, bank draft, or postal or express money order payable to the Company in lawful money of the United States. In addition, the Company may permit an optionee to pay the option price in whole or in part (i) with shares of Common Stock owned by the optionee or with shares of Common Stock withheld from the shares otherwise deliverable to the optionee upon exercise of an option; (ii) by delivery of any irrevocable direction to a securities broker to the Company in payment for the Common Stock; (iii) by delivery of the optionee’s promissory note with such recourse, interest, security, and redemption provisions as the Company determines appropriate (provided, however, no promissory note may be accepted from an optionee that would be in violation of the Sarbanes-Oxley Act of 2002 or any other federal or state law); or (iv) in any combination of the foregoing. Any Common Stock used to exercise options shall be valued at its fair market value on the date of the exercise of the option. The term of each option granted under the Director Plan shall be ten years from the date of grant, unless a shorter period is required by applicable law. The Board of Directors may, subject to certain exceptions, amend, terminate or suspend the Director Plan without stockholder approval; provided that no such amendment may impair options already outstanding under the Director Plan.

      Options granted under the Director Plan vest over a one year period, one twelfth, on each monthly anniversary of the date of grant, subject to earlier vesting upon a change in control or corporate transaction. Under the Plan, a “change of control” occurs upon (i) the acquisition of more than 50% of the voting power of the Company by any person, or (ii) a change in the composition of the members of the Board over a three year period to include a majority of persons not serving on the Board at the beginning of the period or nominated by such persons. Under the Plan, a “corporate transaction” consists of approval by the shareholders of (i) a merger or consolidation in which the Company is not the surviving entity, (ii) the sale of all or substantially all of the assets of the Company, or (iii) any reverse merger in which the Company is the surviving entity in which holders of the Company’s voting securities prior to the merger do not own at least 50% of the voting power in the Company after the merger.

      Federal Income Tax Consequences. The federal income tax consequences for options granted under the Director Plan are the same as those for Non-qualified Stock options described above under the proposal to amend the 2004 Stock Incentive Plan.

      Accounting Treatment. The accounting treatment for options granted under the Director Plan are the same as for options granted under the LTI Plan as described above under the proposal to Amend the 2004 Stock Incentive Plan.

New Plan Benefits

      The benefits set forth below will be received by each of the following individuals under the Director Plan:

Number of Options
Name and Position	Granted/Year	Exercise Price
Named Executive Officers	Not eligible	N/A

Executive Officers as a group*	-0-	N/A

Non-executive Directors as a group	54,000	Market Price on June 1, 2005

Non-executive Officer Employees as a group	Not eligible	N/A

* See “Market Price of Common Stock” below for market price on April 15, 2005.

      Of this year’s nominees for the Board of Directors, all of the nominees will receive options to purchase 6,000 shares of Common Stock during each year they serve as a director of the Company. Mr. Bleser is not eligible for an option grant in 2005, because he has served as a Director less than a year, since October 4, 2004.

Market Price of Common Stock

      The closing price of the Company’s Common Stock as reported on the Nasdaq National Market System was $30.33 per share on April 4, 2005. As of such date, the aggregate market value of the 165,000 shares of Common Stock issuable under the Director Plan was $5,004,450.

Text of the Plan

      The preceding summary of the 2005 Directors’ Non-Qualified Stock Option Plan is qualified in its entirety by reference to the complete text of the 2005 Directors’ Non-Qualified Stock Option Plan set forth in Appendix C to this proxy statement.

The Board of Directors recommends that you vote FOR the adoption of the
2005 Directors’ Non-Qualified Stock Option Plan

5. AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF
COMMON STOCK

      The Certificate of Incorporation of the Company presently authorizes the issuance of 25,000,000 shares of Common Stock, par value $.01 per share, and 50,000,000 shares of Preferred Stock, par value $.01 per share. As of March 31, 2005, 16,034,006 shares of Common Stock were issued and outstanding and no shares of Preferred Stock were issued and outstanding. In addition, as of that date the Company had reserved 2,460,569 shares of Common Stock for issuance under its various stock option plans and 4,387,792 shares for issuance pursuant to its 4.875% Convertible Subordinated Notes due 2024.

      On February 22, 2005, the Board of Directors of the Company authorized an amendment to the first paragraph of Article IV of the Certificate of Incorporation to increase the total authorized shares of Common Stock from 25,000,000 to 50,000,000 shares, subject to stockholder approval. The text of the first paragraph of Article IV as so amended is set forth below:

“The Corporation shall have the authority to issue 100,000,000 shares of stock, consisting of 50,000,000 shares of Common Stock, par value $.01 per share, and 50,000,000 shares of Preferred Stock, par value $.01 per share.”

      The increase in authorized shares of Common Stock is recommended by the Board of Directors in order to provide the Company with increased flexibility for the future growth of the Company and for obtaining financing for its activities. The issuance of shares in the three-for-two stock split effected as a stock dividend on February 4, 2005, significantly diminished the number of shares of Common Stock available for future issuances. Except with respect to the Company’s various stock option plans, its stock purchase plan and its outstanding convertible notes, there are no plans, arrangements, negotiations or commitments which will result in the issuance of additional shares of the Company’s Common Stock or Preferred Stock. However, these shares will be available for issuance from time to time by action of the Board of Directors to such persons and for such consideration as the Board may determine to be in the best interests of the Company, including the Company’s option to use Common Stock to pay up to one-half of any earn-out payment it is required to make in connection with the recently announced acquisition of the business of Miavita LLC. Generally, such issuance will not require further stockholder approval. Holders of Common Stock of the Company have no preemptive rights.

      The issuance of additional shares of Common Stock or Preferred Stock, under certain circumstances, may have anti-takeover effects and may have the effect of discouraging unilateral attempts by third parties to obtain control of the Company. For example, such issuance may create voting impediments to the approval of mergers or other similar transactions involving the Company, may dilute the voting power of the person seeking to acquire control or may create other impediments to the consummation of a business combination. The Board of Directors has no present intention to issue Common Stock or Preferred Stock for such purposes.

      The affirmative vote of a majority of the outstanding shares of Common Stock of the Company is required to approve this amendment to the Company’s Certificate of Incorporation.

The Board of Directors recommends that you vote FOR the amendment to the Company’s Certificate of
Incorporation

6. AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF MATRIA WOMEN’S AND CHILDREN’S
HEALTH, INC. TO ELIMINATE THE VOTING PROVISIONS RELATED TO SECTION 251(g) OF THE
DELAWARE GENERAL CORPORATION LAW

      On December 31, 2004, Matria Healthcare adopted a new holding company structure. In the reorganization, all of the common stock of our subsidiary, Matria Women’s and Children’s Health, Inc. (then named Matria Healthcare, Inc.), was exchanged for identical common stock of the new holding company, which assumed the name Matria Healthcare, Inc. In the reorganization, Matria Women’s and Children’s Health, Inc. (“Sub”) became a direct subsidiary of the new holding company. This reorganization was conducted in accordance with Section 251(g) of the Delaware General Corporation Law and did not require the approval of the Company’s stockholders. In connection with the reorganization and pursuant to the requirements of Section 251(g), Sub’s Certificate of Incorporation was amended to include the following provision:

“Any act or transaction by or involving the Corporation that requires for its adoption under the Delaware General Corporation Law or this Certificate of Incorporation the approval of stockholders of the Corporation shall require, pursuant to Section 251(g) of the Delaware General Corporation Law, in addition to the approval of the Corporation’s stockholders, the approval of the stockholders of Matria Healthcare, Inc. (or any successor by merger), by the same vote as is required by the Delaware General Corporation Law or by this Certificate of Incorporation.”

      This provision requires Sub to obtain a vote of the stockholders of the Company in connection with actions taken by Sub requiring stockholder approval under its Certificate of Incorporation or Delaware law, such as mergers, sale of all or substantially all of its assets, charter amendments and corporate dissolutions. Absent such a provision, there is no general requirement under Delaware law that stockholders of a parent entity, such as the Company, be entitled to vote on these types of transactions involving its wholly-owned subsidiaries, such as Sub. There is no such provision in the certificate of incorporation of the Company’s other subsidiaries. In order to provide maximum flexibility and efficiency under the holding company structure that has been established, the Company proposes to eliminate this provision from

Sub’s Certificate of Incorporation. If the proposed amendment is approved by the Company’s stockholders, following such amendment, only the vote of Sub’s sole stockholder, the Company, would be required in connection with any matter that requires stockholder approval under Sub’s Certificate of Incorporation or Delaware law. Removal of this provision would have no effect on the rights of stockholders of the Company to vote on transactions at the Company level.

      If the provision is removed, we intend to convert Sub to a limited liability company in order to minimize state income taxes resulting from the effectuation of the holding company structure and to simplify the administration of the Company’s Women’s and Children’s health business.

      The Board of Directors believes that the deletion of this provision of Matria Women’s and Children’s Health, Inc.’s Certificate of Incorporation will allow the Company to manage its entire organization more efficiently and effectively.

      If this proposed amendment is approved by the stockholders of Matria Healthcare, we intend to promptly file an appropriate amendment to Matria Women’s and Children’s Health’s Certificate of Incorporation with the State of Delaware.

The Board of Directors recommends that you vote FOR the amendment to the Certificate of
Incorporation of Matria Women’s and Children’s Health, Inc.

Equity Compensation Plans

      The following table gives information about the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights under all existing equity compensation plans as of December 31, 2004, adjusted to reflect the three-for-two stock split effected on February 4, 2005.

Number of
Securities
Remaining Available
	Number of		for Future Issuance
	Securities to be		Under Equity
	Issued Upon	Weighted-Average	Compensation Plans
	Exercise of	Exercise Price of	(Excluding
	Outstanding	Outstanding	Securities
	Options, Warrants	Options, Warrants	Reflected in
Plan Category	and Rights	and Rights	1st Column)
Equity compensation plans approved by security holders	2,407,272	$12.49	209,897	(1)

Equity compensation plans not approved by security holders (2)	90,881	$16.09	—

Total	2,498,153	$12.62	209,897

(1)	Includes securities available for future issuance under stockholder approved compensation plans as follows: 103,122 shares under the 2004 Stock Incentive Plan, 4,506 shares under the 2002 Stock Incentive Plan, 4,376 shares under the 2001 Stock Incentive Plan, 18,687 shares under the 2000 Directors’ Non-qualified Stock Option Plan, 910 shares under the 2000 Stock Incentive Plan, 420 shares under the 1997 Stock Incentive Plan and 411 under the 1996 Stock Incentive Plan. Also includes 77,465 shares that remain available for purchase under the 2002 Stock Purchase Plan.

(2)	This total includes options for: (1) 22,500 shares granted to Robert F. Byrnes, former President and CEO of the Company, on October 1, 1997, pursuant to the terms of a settlement agreement between Mr. Byrnes and the Company. These options were immediately exercisable by Mr. Byrnes. (2) 36,704 shares granted to certain key employees (other than executive officers) on October 20, 1997, and 22,500 shares granted to non-employee members of the Company’s Board of Directors on February 24, 1998. All of these options were granted at exercise prices which were the fair market value of a share of the Company’s stock on the date of grant and all expire ten years from the date of the grant. The October 20, 1997, grants vested 33% a year and became exercisable on October 20, 2000. The February 24, 1998, grants vested on February 24, 1999. (3) 31,797 shares assumed by the Company in connection with the acquisition of MarketRing, which options were granted by MarketRing under the MarketRing 1999 Stock Option and Stock Appreciation Rights Plan prior to the acquisition. The exercise price for these options, originally set by MarketRing, has been determined by reference to the exchange ratio prescribed for converting shares of MarketRing common stock into shares of the Company’s common stock pursuant to the acquisition. The assumed options generally vest in increments of 25% annually, beginning on the second anniversary of the date of grant, with such options expiring five to ten years from the date of grant or upon termination of employment.

Performance Graph

      The following graph shows a comparison of cumulative total returns for the periods indicated for the Company, the S&P 500 Index and the S&P HealthCare Distributors & Services Index. The graph assumes that the value of the investment in the Company’s Common Stock and each index was $100 at December 31, 1999, and that all dividends (there were none) were reinvested.

		INDEXED RETURNS
	Base	Years Ending
	Period
Company / Index	Dec99	Dec00	Dec01	Dec02	Dec03	Dec04

MATRIA HEALTHCARE INC	100	58.33	209.88	52.67	128.06	236.79
S&P 500 INDEX	100	90.90	80.09	62.39	80.29	89.03
S&P 500 HEALTH CARE DISTRIBUTORS & SERVICES	100	185.18	184.15	157.96	170.87	166.54

Certain Relationships and Related Transactions

      Mr. Carl E. Sanders, a director of the Company, is also the Chairman of Troutman Sanders LLP, a law firm based in Atlanta, Georgia, which provided certain legal services to the Company in fiscal year 2004 and is expected to be retained by the Company in the future.

Stockholder Proposals at the Company’s Next
Annual Meeting of Stockholders

      The 2006 Annual Meeting of Stockholders (the “2006 Annual Meeting”) is anticipated to be held in May 2006. Under the Company’s Amended Bylaws, a notice of intent of a stockholder to bring a proposal (other than a director nomination) before the 2006 Annual Meeting must comply with the requirements of the Company’s bylaws and must be received by the Company no later than December 31, 2005, in order to be presented for a vote at the meeting. However, if the 2006 Annual Meeting is held on a date more than 30 days before or after June 1, 2006, notice of a stockholder proposal (other than a director nomination), to be timely, must be received by the Company within a reasonable time before the Company begins to print and mail proxy materials. If timely delivered to the Secretary, such proposals may be included in the Company’s Proxy Statement for the 2005 Annual Meeting, provided the proponent(s) satisfies all applicable rules of the Securities and Exchange Commission relating to stockholder proposals.

      A director nomination by a stockholder will also only be considered at the 2006 Annual Meeting if received by the Company no later than December 31, 2005. However, if the 2006 Annual Meeting is held on a date more than 30 days before or after June 1, 2006, notice of a director nomination must be received not less than 60 nor more than 75 days prior to the meeting; provided that in the event less than 70 days notice or prior public disclosure of the meeting is given or made to stockholders, notice of such nomination must be received by the tenth day following the earlier of public disclosure or mailing of notice of the date of the meeting.

      The Company will furnish copies of the bylaw provisions which set forth the requirements for a stockholder’s notice of intent to present proposals upon written request to the Secretary of the Company at the address set forth in the following sentence.

      Notices of intention to present proposals and director nominations at the 2006 Annual Meeting or requests in connection therewith should be addressed to Matria Healthcare, Inc., 1850 Parkway Place, Marietta, Georgia 30067, Attention: Corporate Secretary.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, (the “Act”) requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports with the SEC regarding beneficial ownership of Common Stock and other equity securities of the Company. To the Company’s knowledge, based solely on a review of copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2004, all officers, directors and greater than ten percent beneficial owners complied with the Section 16(a) filing requirements of the Act in all instances with the exceptions of the following late filings: a stock option grant to six executive officers (Parker H. Petit, Thomas S. Hall, Roberta L. McCaw, Thornton A. Kuntz, Jr., Stephen M. Mengert and Yvonne V. Scoggins) filed eleven business days late; an open market common stock purchase by Carl E. Sanders filed one business day late; two open market purchases by Parker H. Petit filed one business day late each; an option exercise by Stephen M. Mengert filed two business days late; an open market stock sale by Frederick P. Zuspan filed two business days late and an exercise and open market sale of stock options by Dr. Zuspan filed two business days late; and open market common stock purchases in 1998, 1999, 2000, 2001, 2002 and 2003 by Petit Investments LP not reflected on a Form 4 until August 30, 2004.

Annual Report and Financial Statements

      The Company will furnish without charge a copy of its Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2004, including financial statements and schedules, to any record or beneficial owner of its Common Stock as of April 15, 2005 upon written or oral request of such person. Requests for such copies should be directed to:

Matria Healthcare, Inc.
1850 Parkway Place
Marietta, Georgia 30067
Attention: Corporate Secretary
(770) 767-4500

      If the person requesting the Form 10-K was not a stockholder of record on April 15, 2005, the request must include a representation that such person was a beneficial owner of the Common Stock on that date. Copies of any exhibit(s) to the Form 10-K will be furnished on request and upon the payment of the Company’s expenses in furnishing such exhibit(s).

General

      Management does not know of any other business to come before the 2005 Annual Meeting. If, however, other matters do properly come before the 2005 Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

Roberta L. McCaw
Secretary

April ____, 2005

Appendix A

MATRIA HEALTHCARE, INC.

2005 EMPLOYEE STOCK PURCHASE PLAN

      The following constitute the provisions of the 2005 Employee Stock Purchase Plan of Matria Healthcare, Inc.

      1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

      2. Definitions.

          (a) “Board” shall mean the Board of Directors of the Company.

          (b) “Code” shall mean the Internal Revenue Code of 1986, as amended.

          (c) “Common Stock” shall mean the common stock, $0.01 par value per share, of the Company.

          (d) “Company” shall mean Matria Healthcare, Inc., a Delaware corporation.

          (e) “Compensation” shall mean an Employee’s base salary, including commissions, from the Company or one or more Designated Subsidiaries, including such amounts of base salary as are deferred by the Employee (i) under a qualified cash or deferred arrangement described in Section 401(k) of the Code, or (ii) to a plan qualified under Section 125 of the Code. Compensation does not include overtime, bonuses, reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, and contributions (other than contributions describe din the first sentence) made on the Employee’s behalf by the Company or one or more Designated Subsidiaries under any employee benefit or welfare plan now or hereafter established.

          (f) “Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (g) “Effective Date” shall mean the later of July 1, 2005 or (ii) the date that the Plan is approved by the Company’s stockholders. However, should any Designated Subsidiary become a Participating Company in the Plan after such date, then such entity shall designate a separate Effective Date with respect to its employee participants.

          (h) “Employee” shall mean any individual who is engaged in the rendition of personal services to the Company or a Designated Subsidiary for Compensation. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

          (i) “Enrollment Date” shall mean the first day of each Purchase Period.

          (j) “Exercise Date” shall mean the last day of each Purchase Period.

          (k) “Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:

               (1) If the Common Stock is listed on any established stock exchange or a national market system, including with out limitation the Nasdaq National Market, its Fair Market Value shall be the closing selling price of such stock on the principal securities exchange or national market system on which the Common Stock is at the time listed for trading. If there are no sales of Common Stock on that date, then the closing selling price for the Common Stock on the next preceding day for which such closing selling price is quoted shall be determinative of Fair Market Value; or

               (2) If the Common Stock is not traded on an exchange or a national market system, its Fair Market Value shall be determined in good faith by the Board, and such determination shall be conclusive and binding on all persons.

          (l) “Participant” means an Employee of the Company or Designated Subsidiary who is actively participating in the Plan.

          (m) “Plan” shall mean this Employee Stock Purchase Plan.

          (n) “Plan Administrator” shall mean either the Board or a committee of the Board that is responsible for the administration of the Plan.

          (o) “Purchase Period” shall mean a period of approximately three months, commencing on January 1, April 1, July 1 and October 1 of each year and terminating on the next following March 31, June 30, September 30 or December 31, respectively, provided, however, that the first Purchase Period shall commence on the Effective Date and shall end on December 31, 2005.

          (p) “Purchase Price” shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

          (q) “Reserves” shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (r) “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

      3. Eligibility.

          (a) General. Any Employee who is employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan for the Purchase Period commencing with such Enrollment Date.

          (b) Limitations on Grant and Accrual. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (taking into account stock owned by any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or holding outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the company or of any Subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. The determination of the accrual of the right to purchase stock shall be made in accordance with Section 423(b)(8) of the Code and the regulations thereunder.

          (c) Other Limits on Eligibility. Notwithstanding paragraph (a) above, the following Employees, as defined in paragraph 2, shall not be eligible to participate in the Plan for any relevant

Appendix A

Purchase Period: (i) employees whose customary employment is 20 hours or less per week; and (ii) employees whose customary employment is for not more than 5 months in any calendar year.

      4. Purchase Periods.

          (a) The Plan shall be implemented through consecutive Purchase Periods until such time as (i) the maximum number of shares of Stock available for issuance under the Plan shall have been purchased, or (ii) the Plan shall have been sooner terminated in accordance with paragraph 19 hereof.

          (b) A Participant shall be granted a separate purchase right for each Purchase Period in which he/she participates. The purchase right shall be granted on the first day of the Purchase Period and shall be automatically exercised on the last day of the Purchase Period.

          (c) Except as specifically provided herein, the acquisition of Common Stock through participation in the Plan for any Purchase Period shall neither limit nor require the acquisition of Common Stock by a Participant in any subsequent Purchase Period.

      5. Participation.

          (a) An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company’s payroll office at least fifteen (15) business days prior to the Enrollment Date for the Purchase Period in which such participation will commence, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Purchase Period.

          (b) Payroll deductions for a Participant shall commence with the first period payroll following the Enrollment Date and shall end on the last complete payroll period during the Purchase Period, unless sooner terminated by the Participant as provided in paragraph 10.

      6. Payroll Deductions.

          (a) At the time a Participant files his/her subscription agreement, he/she shall elect to have payroll deductions made on each pay day during the Purchase Period in an amount not exceeding ten percent (10%) of the Compensation which he/she receives on each payday during the Purchase Period.

          (b) All payroll deductions made for a Participant shall be credited to his/her account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such account.

          (c) A Participant may discontinue his or her participation in the Plan as provided in paragraph 10, or may decrease the rate of his/her deductions during the Purchase Period by completing or filing with the Company a new subscription agreement authorizing a decrease in payroll deduction rate. The decrease in rate shall be effective with the first full payroll period following ten (10) business days after the Company’s receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A Participant may increase the rate of his/her payroll deductions for a future Purchase Period by filing with the Company a new subscription agreement authorizing an increase in payroll deduction rate within ten (10) business days (unless the Company elects to process a given change in participation more quickly) before the commencement of the upcoming Purchase Period. A Participant’s subscription agreement shall remain in effect for successive Purchase Periods unless terminated as provided in paragraph 10. The Board shall be authorized to limit the number of participation rate changes during any Purchase Period.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and paragraph 3(b) herein, a Participant’s payroll deductions may be decreased to 0% at such time during any Purchase Period which is scheduled to end during the current calendar year (the “Current Purchase Period”) that the aggregate of all payroll deductions which were

Appendix A

previously used to purchase stock under the Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equals $25,000. Payroll deductions shall recommence at the rate provided in such Participant’s subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in paragraph 10.

      7. Grant of Option. On the first day of each Purchase Period, each eligible Employee participating in such Purchase Period shall be granted an option to purchase on the Exercise Date for such Purchase Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Prices, provided (i) that such purchase shall be subject to the limitations set forth in paragraphs 3(b), 12, and 21 hereof, and (ii) the maximum number of shares of Common Stock an Employee shall be permitted to purchase in any Purchase Period shall be 250 shares, subject to adjustment as provided in paragraph 18 hereof. Exercise of the option shall occur as provided in paragraph 8, unless the Participant has withdrawn pursuant to paragraph 10, and the option, to the extent not exercised, shall expire on the last day of the Purchase Price.

      8. Exercise of Option. Unless a Participant withdraws from the Plan as provided in paragraph 10 below, his/her option for the purchase of shares will be exercised automatically on each Exercise Date, and the maximum number of full shares subject to option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his/her account. No fractional shares will be purchased; any payroll deductions accumulated in a Participant’s account which are not sufficient to purchase a full share shall be carried over to the next Purchase Period, if the Participant elects to participate in the next Purchase Period, or returned to the Participant. Any amount remaining in a Participant’s account following the purchase of shares on the Exercise Date, other than the amounts described in the preceding sentence, shall be returned to the Participant and shall not be carried over to the next Purchase Period. During a Participant’s lifetime, a Participant’s option to purchase shares hereunder is exercisable only by him/her.

      9. Delivery. Upon receipt of a request from a Participant after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to such Participant, as appropriate, of a certificate representing the shares purchased upon exercise of his/her options.

      10. Withdrawal, Termination of Employment.

          (a) A Participant may withdraw all but not less than all the payroll deductions credited to his/her account and not yet used to exercise his/her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the Participant’s payroll deductions credited to his/her account will be paid to such Participant promptly after receipt of notice of withdrawal, such Participant’s option for the Purchase Period will be automatically terminated, and on further payroll deductions for the purchase of shares will be made during the Purchase Period. If a Participant withdraws from a Purchase Period, payroll deductions will not resume at the beginning of the succeeding Purchase Period unless the Participant delivers to the Company a new subscription agreement.

          (b) Upon a Participant’s ceasing to be an Employee for any reason or upon termination of a Participant’s employment relationship (as described in paragraph 2(h), the payroll deductions credited to such Participant’s account during the Purchase Period but not yet used to exercise the option will be returned to such Participant or, in the case of his/her death, to the person or persons entitled thereto under paragraph 14, and such Participant’s option will be automatically terminated.

      11. Interest. No interest shall accrue on the payroll deductions of a Participant in the Plan.

Appendix A

      12. Stock.

          (a) The maximum number of shares of the company’s Common Stock which shall be made available for sale under the Plan shall be 150,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          (b) A Participant will have no interest or voting right in shares covered by his/her option until such shares are actually purchased on the Participant’s behalf in accordance with the applicable provisions of the Plan. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

          (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his/her spouse.

      13. Administration.

          (a) Administrative Body. The Plan shall be administered by the Board of the Company or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding under all parties. Members of the Board who are eligible Employees are permitted to participate in the Plan to the extent limited by subparagraph (b) of this paragraph 13.

     (b) Rule 16b-3 Limitations. Notwithstanding the provisions of subparagraph (a) of this paragraph 13, in the event that Rue 26b-3 promulgated under The Securities Exchange Act of 1934, as amended, or any successor provision (“Rule 16b-3”) provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not “disinterested” as that term is used in Rule 16b-3.

      14. Designation of Beneficiary. (a) Each Participant will file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

      (b) Such designation of beneficiary may be changed by the Participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a Participant and to the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in it discretion, may delivery such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

      15. Transferability. Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledge or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in

Appendix A

paragraph 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may not treat such act as an election to withdraw funds from a Purchase Period in accordance with paragraph 10.

      16. Use of Funds. All payroll deduction received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

      17. Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

      18. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

          (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves, as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number shares of Common Stock effected without receipt of consideration by the Company, provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of share of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of price of shares of Common Stock subject to an option. The Board may, if it so determines in the exercise of its sole discretion, make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganization, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock.

          (b) Change in Ownership, Dissolution or Liquidation. In the event of a proposed sale of all or substantially all of the assets of the Company, the merger of the Company with or into another corporation, in which merger the Company will not be the surviving corporation (other than a reorganization effectuated primarily to change the state in which the Company is incorporated), or a reverse merger in which the Company is the surviving corporation but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the person or persons holding those securities immediately prior to the transfer, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise, of its sole discretion and in lieu of such assumption or substitution, to shorten the Purchase Period then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Board shortens the Purchase Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each Participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his/her option has been changed to the New Exercise Date and that his/her option will be exercised automatically on the New Exercise Date, unless prior to such date he/she has withdrawn from the Purchase Period as provided in paragraph 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock, subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the Participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

Appendix A

      19. Amendment or Termination.

          (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in paragraph 18, no such termination can affect options previously granted, provided that a Purchase Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in paragraph 18, no amendment may make any change in any option theretofore granted which amendment adversely affects the rights of any Participant. To the extent necessary to comply with Rule 16b-3 or Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

          (b) Without shareholder consent and without regard to whether any Participant rights may be considered to have been “adversely affected,” the Board (or its committee) shall be entitled to change the Purchase Period, limit the frequency and/or number of changes in the amounts withheld during Purchase Periods, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Board (or its committee), determines in its sole discretion advisable which are consistent with the Plan.

      20. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

      21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, the requirements of any stock exchange upon which the shares may then be listed, and applicable income or employment tax laws, and shall be further subject to the approval of counsel for the Company with respect to such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law. In addition, no purchase rights shall be exercised or shares issued hereunder before the Plan shall have been approved by shareholders of the Company as provided in paragraph 25.

      22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under paragraph 19.

      23. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

      24. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. If such shareholder approval is obtained at a duly held shareholders’ meeting, the Plan must be approved by a majority of the votes cast at such shareholders’ meeting at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting on the Plan. If such shareholder approval is obtained by written consent, it must be obtained by the written consent of the holders of a majority of all outstanding voting stock of the Company. However, approval at a meeting or by written consent may be obtained by a lesser degree of shareholder approval if the Board determines, in its discretion after consultation with the Company’s legal counsel, that such a

Appendix A

lesser degree of shareholder approval will comply with all applicable laws and will not adversely affect the qualification of the Plan under Section 423 of the Code.

      25. No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way the Company’s right to terminate, or otherwise modify, an employee’s employment at any time.

      26. Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each employee participating in the Plan, including, without limitation, such employee’s estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such employee.

Appendix B

MATRIA HEALTHCARE, INC.

LONG-TERM STOCK INCENTIVE PLAN

      1. Establishment, Purpose, and Definitions.

      (a) Matria Healthcare, Inc. (the “Company”) hereby amends and restates the Matria Healthcare, Inc. 2004 Stock Incentive Plan to provide additional incentives hereunder and renames the plan the Matria Healthcare, Inc. Long-Term Stock Incentive Plan (the “Plan”).

      (b) The purpose of the Plan is to allow the Company to attract and retain eligible individuals (as defined in Section 5 below) and to provide incentives to such individuals for their services, increased efforts, and successful achievements on behalf of or in the interests of the Company and its Affiliates and to maximize the rewards due them for those efforts and achievements. The Plan provides employees (including officers and directors who are employees) of the Company and of its Affiliates an opportunity to purchase shares of common stock, $0.01 par value per share, of the Company (the “Stock”) pursuant to options which may qualify as incentive stock options (referred to as “incentive stock options”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and employees, officers, independent contractors, and consultants of the Company and of its Affiliates an opportunity to purchase shares of Stock pursuant to options which are not described in Sections 422 or 423 of the Code (referred to as “non-qualified stock options”). The Plan also provides for the sale or bonus grant of Stock to eligible individuals in connection with the performance of services for the Company or its Affiliates. Finally, the Plan authorizes the grant of stock appreciation rights (“SARs”), either separately or in tandem with stock options, entitling holders to cash compensation measured by appreciation in the value of the Stock.

      (c) The term “Affiliate” as used in the Plan means parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f) of the Code (but substituting “the Company” for “employer corporation”), including parents or subsidiaries of the Company that become such after adoption of the Plan.

      2. Administration of the Plan.

      (a) The Plan shall be administered by the Board of Directors of the Company (the “Board”). Subject to Section 2(f) below, the Board may delegate the responsibility for administering the Plan to a committee, under such terms and conditions as the Board shall determine (the “Committee”). To the extent necessary to exempt transactions under the Plan from Section 16(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”): (i) the Committee shall consist of at least (a) two (2) members of the Board or (b) such lesser number of members of the Board as permitted by Rule 16b-3 adopted under the Exchange Act (“Rule 16b-3”); and (ii) each member of the Committee shall be a Non-Employee Director (as defined in Rule 16b-3), or grants and awards under the Plan to persons subject to Section 16 of the Exchange Act (“Insiders”) shall be determined by a subcommittee consisting solely of Non-Employee Directors or by the full Board. Members of the Committee shall serve at the pleasure of the Board. The Committee shall select one of its members as chair of the Committee and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum, and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all members of the Committee, shall be the valid acts of the Committee. If the Board does not delegate administration of the Plan to the Committee, then each reference in this Plan to the “Committee” shall be construed to refer to the Board.

      (b) The Committee shall determine which eligible individuals (as defined in Section 5 below) shall be granted options under the Plan, the timing of such grants, the terms thereof (including any restrictions on the Stock, and the number of shares subject to such options).

      (c) The Committee shall also determine which eligible individuals (as defined in Section 5 below) shall be granted or issued SARs or Stock (other than pursuant to the exercise of options) under the Plan, the timing of such grants or issuances, the terms thereof (including any restrictions and the consideration, if any, to be paid therefor), and the number of shares or SARs to be granted.

      (d) Subject to Section 16 below, the Committee may (i) amend the terms of any outstanding option or SAR granted under this Plan, but any amendment that would adversely affect the holder’s rights under an outstanding option or SAR shall not be made without the holder’s written consent; (ii) with the holder’s written consent, cancel any outstanding option or SAR or accept any outstanding option or SAR in exchange for a new option, SAR, or Stock under the Plan on such terms determined by the Committee; or (iii) amend any stock purchase agreement or stock bonus agreement relating to sales or bonuses of Stock under the Plan, but any amendment that would adversely affect the individual’s rights to the Stock shall not be made without his or her written consent. Notwithstanding the foregoing, without the prior approval of the Company’s stockholders sufficient to approve the Plan in the first instance: the Committee shall not reprice any option by lowering the option exercise price of a previously granted award, or by cancellation of outstanding options with subsequent replacement, or regrant of options with lower exercise prices.

      (e) The Committee shall have the sole authority, in its absolute discretion, to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and regulations, and the instruments evidencing options, SARs, or Stock granted or issued under the Plan, and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations, and interpretations of the Committee shall be binding on all participants.

      (f) Notwithstanding the foregoing provisions of this Section 2, grants of options or SARs or Stock to any “Covered Employee,” as such term is defined by Section 162(m) of the Code, shall be made only by a subcommittee of the Committee which, in addition to meeting other applicable requirements of this Section 2, is composed solely of two (2) or more outside directors within the meaning of Section 162(m) of the Code and the regulations thereunder (the “Subcommittee”), to the extent necessary to qualify such grants as “performance-based compensation” under Section 162(m) of the Code and the regulations thereunder. In the case of grants to Covered Employees, references to the “Committee” shall be deemed to be references to the Subcommittee, as specified above.

      3. Fair Market Value. Where this Plan uses the term “fair market value” in connection with the Stock, such fair market value shall be determined by the Committee as follows:

      (a) If the Stock is listed on any established stock exchange or a national market system, including, without limitation, the NASDAQ National Market, its fair market value shall be the closing selling price for such stock on the principal securities exchange or national market system on which the Stock is at the time listed for trading. If there are no sales of Stock on that date, then the closing selling price for the Stock on the next preceding day for which such closing price is quoted shall be determinative of fair market value; or

      (b) If the Stock is not traded on an exchange or national market system, its fair market value shall be determined in good faith by the Committee, and such determination shall be conclusive and binding on all persons.

      4. Stock Subject to the Plan.

      (a) Subject to adjustment pursuant to Section 4(c) below, the aggregate number of shares of Stock available for issuance under the Plan and during the life of the Plan shall be 1,610,000 shares of Stock. The number of shares of Stock available for issuance as incentive stock options shall be 1,610,000 shares of Stock.

      (b) To the extent any shares of Stock covered by an option are not delivered to an optionee because the option is surrendered, forfeited, canceled or for any other reason ceases to be exercisable in whole or in part or the shares of Stock are not delivered because the Option is used to satisfy the applicable tax withholding obligation, such shares shall continue to be available under the Plan and shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. If the exercise price of any option granted under the Plan is satisfied by tendering shares of Stock to the Company, only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. Any shares of Stock forfeited to the Company pursuant to the terms of agreements evidencing sales or bonus grants under the Plan shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

      (c) If there is any change in the Stock through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of two percent (2%)), or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Committee in order to preserve but not to increase the benefits to the outstanding options, SARs and stock purchase or stock bonus awards under the Plan, including adjustments to the aggregate number and kind of shares subject to the Plan, or to outstanding stock purchase or stock bonus agreements, or SAR agreements, and the number and kind of shares and the price per share subject to outstanding options.

      5. Eligible Individuals. Individuals who shall be eligible to have granted to them options, SARs, or Stock under the Plan shall be such employees, officers, independent contractors, and consultants of the Company or an Affiliate as the Committee, in its discretion, shall designate from time to time. Notwithstanding the foregoing, only employees of the Company or an Affiliate (including officers and directors who are bona fide employees) shall be eligible to receive incentive stock options.

      6. Terms and Conditions of Options and SARs.

      (a) Each option granted pursuant to the Plan will be evidenced by a written stock option agreement executed by the Company and the person to whom such option is granted.

      (b) The Committee shall determine the term of each option granted under the Plan; provided, however, that the term of an incentive stock option shall not be for more than ten (10) years and that, in the case of an incentive stock option granted to a person possessing more than ten percent (10%) of the combined voting power of the Company or an Affiliate, the term of each incentive stock option shall be no more than five (5) years.

      (c) In the case of incentive stock options, the aggregate fair market value (determined as of the time such option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by an eligible employee in any calendar year (under this Plan and any other plans of the Company or its Affiliates) shall not exceed $100,000. If the aggregate fair market value of stock with respect to which incentive stock options are exercisable by an optionee for the first time during any calendar year exceeds $100,000, such options shall be treated as non-qualified options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted.

      (d) The exercise price of each option shall be not less than the per share fair market value of the Stock subject to such option on the date the option is granted.

Notwithstanding the foregoing, (i) in the case of an incentive stock option granted to a person possessing more than ten percent (10%) of the combined voting power of the Company or an Affiliate, the exercise price shall be not less than one hundred ten percent (110%) of the fair market value of the Stock on the date the option is granted; and (ii) in the case of an option granted to a Covered Employee, the exercise price shall be not less than the per share fair market value of the Stock subject to such option on the date the option is granted. The exercise price of an option or SAR shall be subject to adjustment to the extent provided in Section 4(c) above, but, in the case of a grant to a Covered Employee, only to the extent such adjustment does not cause the grant to fail to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations thereunder.

      (e) The Committee may, under such terms and conditions as it deems appropriate, authorize the issuance of SARs evidenced by a written SAR agreement (which, in the case of tandem options, may be part of the option agreement to which the SAR relates) executed by the Company and the person to whom the SARs are granted. The SAR agreement shall specify the term for the SARs covered thereby, the cash amount payable or securities issuable upon exercise of the SAR, and contain such other terms, provisions, and conditions consistent with this Plan, as may be determined by the Committee.

      (f) Payment of the purchase price and any withholding amounts pursuant to Section 11 upon the exercise of any option or SAR granted under this Plan shall be made in cash or by optionee’s personal check, a certified check, a bank draft, or a postal or express money order payable to the order of the Company in lawful money of the United States; provided, however, that the Committee, in its sole discretion, may permit an optionee to pay the option price and any such withholding amounts in whole or in part (i) with shares of Stock owned by the optionee (provided that any shares of stock tendered for payment shall have been owned for a period of six (6) months, or such other period as in the opinion of the Committee shall be sufficient to avoid an accounting compensation charge with respect to the shares used to pay the option price); (ii) by delivery on a form prescribed by the Committee of an irrevocable direction to a securities broker approved by the Committee to sell shares of Stock and deliver all or a portion of the proceeds to the Company in payment for the Stock; (iii) by delivery of the optionee’s promissory note with such recourse, interest, security, and redemption provisions as the Committee in its discretion determines appropriate (provided, however, no promissory note may be accepted from an optionee that would be in violation of the Sarbanes-Oxley Act of 2002 or any other federal or state law); or (iv) in any combination of the foregoing. Any Stock used to exercise options shall be valued at its fair market value on the date of the exercise of the option.

      (g) In the event that the exercise price is satisfied by shares withheld from the shares of Stock otherwise deliverable to the optionee, the Committee may issue the optionee an additional option, with terms identical to the option agreement under which the option was exercised, entitling the optionee to purchase additional shares of Stock equal to the number of shares so withheld but at an exercise price equal to the fair market value of the Stock on the grant date of the new option. Such additional option shall be subject to the provisions of Section 6(i) below.

      (h) The stock option agreement or SAR agreement may contain such other terms, provisions, and conditions consistent with this Plan, as may be determined by the Committee. If an option, or any part thereof, is intended to qualify as an incentive stock option, the stock option agreement shall contain those terms and conditions which are necessary to qualify it.

      (i) The maximum number of shares of Stock with respect to which SARs or options to acquire Stock may be granted, or sales or bonus grants of Stock may be made, to any individual per calendar year under this Plan shall not exceed 100,000 shares (which number may be increased without stockholder approval to reflect adjustments under Section 4(c) above, to the extent such adjustment, in the case of a grant to a Covered Employee, does not cause the grant to fail to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations thereunder). To the extent required to cause options granted to Covered Employees to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations thereunder, in applying the foregoing limitation with respect to an employee, if any option is canceled, the canceled option shall continue to count against the maximum number of shares for which options may be granted to the employee under this Section 6(i). For this purpose, the repricing of an option shall be treated as a cancellation of the existing option and the grant of a new option to the extent required by Section 162(m) of the Code or the regulations thereunder. The preceding sentence shall also apply in the case of an SAR, if, after the award is made, the base amount on which stock appreciation is calculated is reduced to reflect a reduction in the fair market value of the Stock.

      7. Terms and Conditions of Stock Purchases and Bonuses.

      (a) Each sale or bonus grant of Stock pursuant to the Plan will be evidenced by a written stock purchase agreement or stock bonus agreement, as applicable, executed by the Company and the person to whom such stock is sold or granted.

      (b) The stock purchase agreement or stock bonus agreement may contain such other terms, provisions, and conditions consistent with this Plan, as may be determined by the Committee, including, not by way of limitation, the consideration, if any, to be paid for the Stock, restrictions on transfer, forfeiture provisions, repurchase provisions, and vesting provisions. Notwithstanding the foregoing, the restriction period applicable to restricted stock awards shall be at least one (1) year in the case of performance-based restricted stock awards and at least three (3) years in the case of all other restricted stock awards.

      (c) Stock bonuses granted to officers and directors shall be expressly in lieu of salary or cash bonus.

      8. Use of Proceeds. Cash proceeds realized from the exercise of options granted under the Plan or from other sales of Stock under the Plan shall constitute general funds of the Company.

      9. Amendment, Suspension, or Termination of the Plan.

      (a) Subject to Section 16 below, the Board may at any time amend, suspend, or terminate the Plan as it deems advisable; provided that such amendment, suspension, or termination complies with all applicable requirements of state and federal law, including any applicable requirement that the Plan or an amendment to the Plan be approved by the stockholders, and provided further that, except as provided in Section 4(c) above and Section 15 below, the Board shall in no event amend the Plan in the following respects without the approval of stockholders then sufficient to approve the Plan in the first instance:

      (i) to increase the maximum number of shares of Stock provided in Section 6(i) above, with respect to which restricted stock, SARs, or options to acquire Stock may be granted to any Covered Employee per calendar year under the Plan; or

      (ii) to materially increase the number of shares of Stock available under the Plan, or to increase the number of shares of Stock available for grant of incentive stock options under the Plan; or

      (iii) to materially modify the eligibility requirements for participation in the Plan or the class of employees eligible to receive options under the Plan, or to change the designation or class of persons eligible to receive incentive stock options under the Plan; or

      (iv) to permit repricing of options by lowering the option exercise price of a previously granted award, or by cancellation of outstanding options with subsequent replacement, or regrants of options with lower exercise prices; or

      (v) to otherwise materially increase the benefits to participants.

      (b) No option or SAR may be granted nor may any Stock be issued (other than upon exercise of outstanding options) under the Plan during any suspension or after the termination of the Plan, and no amendment, suspension, or termination of the Plan shall, without the affected individual’s consent, alter or impair any rights or obligations under any option or SAR previously granted under the Plan. The Plan shall terminate with respect to the grant of incentive stock options on April 12, 2015, the tenth anniversary of the date of adoption of this amendment and restatement of the Plan, unless previously terminated by the Board pursuant to this Section 9.

      10. Assignability. No option or SAR granted pursuant to this Plan shall be transferable by the holder except to the extent provided in the option agreement or the SAR agreement covering the option or the SAR. Stock subject to a stock purchase agreement or a stock bonus agreement shall be transferable only as provided in such agreement. Notwithstanding the foregoing, if required by the Code, each incentive stock option under the Plan shall be transferable by the optionee only by will or the laws of descent and distribution, and, during the optionee’s lifetime, be exercisable only by the optionee.

      11. Withholding Taxes. No Stock shall be granted or sold under the Plan to any individual, and no option or SAR may be exercised, until the individual has made arrangements acceptable to the Committee for the satisfaction of federal, state, and local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Stock under the Plan, the lapsing of restrictions applicable to such Stock, the failure to satisfy the conditions for treatment as incentive stock options under the applicable tax law, or the receipt of cash payments.

      12. Restrictions on Transfer of Shares. The Committee may require that the Stock acquired pursuant to the Plan be subject to such restrictions and agreements regarding sale, assignment, encumbrances, or other transfer as are in effect among the stockholders of the Company at the time such Stock is acquired, as well as to such other restrictions as the Committee shall deem appropriate.

      13. Change in Control.

      (a) For purposes of this Section 13, a “Change in Control” shall be deemed to occur upon:

      (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding Stock;

      (ii) a change in the composition of the Board over a period of thirty-six (36) months or less, such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership or by one or more actions by written consent of stockholders, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period, or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

      (b) For purposes of this Section 13, a “Corporate Transaction” shall be deemed to occur upon any of the following transactions to which the Company is a party:

      (i) approval by the Company’s stockholders of a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

      (ii) approval by the Company’s stockholders of the sale, transfer, or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations) in connection with a complete liquidation or dissolution of the Company; or

      (iii) approval by the Company’s stockholders of any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

      (c) In its discretion, the Committee may provide in any stock option, SAR, Stock bonus, or Stock purchase agreement (or in an amendment thereto) evidencing an option, SAR, Stock bonus, or Stock purchase agreement hereunder that, in the event of any Corporate Transaction or an event giving rise to a Change in Control, any outstanding options or SARs covered by such an agreement shall be fully vested, non-forfeitable, and become exercisable, and that any restricted Stock covered by such an agreement shall be released from restrictions on transfer and repurchase or forfeiture rights, as of the date of the Change in Control or Corporate Transaction. However, the Committee may provide in any such agreement that, in the case of a Corporate Transaction, the Committee may determine that an outstanding option will not be so accelerated if and to the extent, (i) such option is either to be assumed by the successor or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof; or (ii) such option is to be replaced with a cash incentive program of the successor corporation that preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payment in accordance with the same vesting schedule applicable to such option.

      (d) If the Committee determines to incorporate a Change in Control or Corporate Transaction acceleration provision in any option or SAR agreement hereunder, the agreement shall provide that, (i) in the event of a Change in Control or Corporate Transaction described in clauses (a)(i), (a)(ii), and (b)(iii) of Section 13 above, the option or SAR shall remain exercisable for the remaining term of the option or SAR; and (ii) in the event of a Corporate Transaction described in clauses (i) or (ii) of Section 13(b)

above, the option or SAR shall terminate as of the effective date of the Corporate Transaction described therein, unless such option or SAR is assumed by a successor corporation in the event of a Corporate Transaction described in clause (i) of Section 13(b). If an option or SAR is assumed in the event of a Corporate Transaction described in clause (i) of Section 13(b) above, the option or SAR shall remain exercisable for the remaining term of the option or SAR. In no event shall any option or SAR under the Plan be exercised after the expiration of the term provided for in the related stock option agreement or SAR agreement pursuant to Section 6(b) or (e).

      (e) The Committee may provide in any option or SAR agreement hereunder that should the Company dispose of its equity holding in any subsidiary effected by, (i) merger or consolidation involving that subsidiary; (ii) the sale of all or distribution of substantially all of the assets of that subsidiary; or (iii) the Company’s sale of or distribution to stockholders of substantially all of the outstanding capital stock of such subsidiary (“Subsidiary Disposition”) while a holder of the option or SAR is engaged in the performance of services for the affected subsidiary corporation, then such option or SAR shall, immediately prior to the effective date of such Subsidiary Disposition, become fully exercisable with respect to all of the shares at the time represented by such option or SAR and may be exercised with respect to any or all of such shares. Any such option or SAR shall remain exercisable until the expiration or sooner termination of the term of the option or SAR.

      14. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date this amendment and restatement of the Plan is adopted. Any incentive stock options granted hereunder and any options, SARs, or Stock granted to Covered Employees hereunder shall become effective only upon such stockholder approval. The Committee may grant incentive stock options or may grant options, SARs, or Stock to Covered Employees under the Plan prior to such stockholder approval, but until stockholder approval is obtained, no such option or SAR shall be exercisable and no such Stock grant shall be effective. In the event that such stockholder approval is not obtained within the period provided above, all options, SARs, or Stock grants previously granted above shall terminate. If such stockholder approval is obtained at a duly held stockholders’ meeting, the Plan must be approved by a majority of the shares present or represented at the meeting and entitled to vote at such stockholders’ meeting at which a quorum, representing a majority of all outstanding voting stock of the Company, is, either in person or by proxy, present. If such stockholder approval is obtained by written consent, it must be obtained by the written consent of the holders of a majority of all outstanding stock of the Company entitled to vote on such matter. However, approval at a meeting or by written consent may be obtained to a lesser degree of stockholder approval if the Board determines, in its discretion after consultation with the Company’s legal counsel, that such a lesser degree of stockholder approval will comply with all applicable laws and will not adversely affect the qualification of the Plan under either Section 162(m) or 422 of the Code, or Rule 16b-3.

      15. Rule 16b-3 Compliance.

      (a) With respect to Insiders, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein as a condition to exemption from Section 16(b) of the Exchange Act, such provision (other than one relating to eligibility requirements or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan insofar as transactions with Insiders are concerned.

      (b) If, subsequent to the Board’s adoption of the Plan, Rule 16b-3 is amended to delete any of the Rule 16b-3 conditions or requirements addressed by the provisions of the Plan, the Board may amend the Plan without stockholder approval (unless such approval is required by Rule 16b-3, as so amended) to delete or otherwise amend any such provisions no longer required for grants of options, SARs, and Stock under the Plan to Insiders to be exempt from Section 16(b) liability under the Exchange Act.

      16. Compliance with Section 409A of the Code. To the extent any provisions of the Plan, or any grants or payments under the Plan, are subject to Section 409A of the Code, it is intended that the Plan comply fully with and satisfy all the requirements of Section 409A of the Code (including, to the extent necessary, applying the definition of Change in Control in Section 409A(a)(2)(A)(v) of the Code to any award that is subject to Section 409A of the Code). Any provision, grant or payment that would cause the Plan or any grant or payment made hereunder to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code, and which may be made without the consent of the holder of an option or SAR).

      17. The Right of the Company to Terminate Employment. No provision in the Plan or any Option shall confer upon any optionee any right to continue in the employment of the Company or an Affiliate or to interfere in any way with the right of the Company or an Affiliate to terminate his employment at any time.

Appendix C

MATRIA HEALTHCARE, INC.
2005 DIRECTORS’ NON-QUALIFIED STOCK OPTION PLAN

      1. Establishment and Purpose.

      (a) Matria Healthcare, Inc. a Delaware corporation (the “Company”), hereby adopts its 2005 Directors’ Non-Qualified Stock Option Plan (the “Plan”). The Plan is intended to provide a means whereby eligible members of the Board may be given an opportunity to purchase shares of Stock pursuant to options which are not intended to qualify as incentive stock options under Section 422 of the Code.

      (b) The purpose of the Plan is to enable the Company to attract qualified individuals to serve as members of the Board, to provide additional performance incentive to such individuals while serving as directors, and to encourage their continued service on the Board.

      2. Definitions. As used herein, the following definitions shall apply:

      (a) “Affiliate” shall mean any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f) of the Code (but substituting “the Company” for “employer corporation”), including parents or subsidiaries of the Company that become such after adoption of the Plan.

      (b) “Board” shall mean the Board of Directors of the Company.

      (c) “Change in Control” shall mean a change in ownership or control of the Company effected through either of the following transactions:

      (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding Stock;

      (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership or by one or more actions by written consent of shareholders, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

      (d) “Code shall mean the Internal Revenue Code of 1986, as amended.

      (e) “Company” shall mean Matria Healthcare, Inc. a Delaware corporation.

      (f) “Continuous Status as a Director” shall mean the absence of any interruption or termination of service as a Director.

      (g) “Corporate Transaction” shall mean any of the following stockholder-approved transactions to which the Company is a party:

Appendix C

      (i) approval by the Company’s shareholders of a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

      (ii) approval by the Company’s shareholders of the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations) in connection with a complete liquidation or dissolution of the Company; or

      (iii) approval by the Company’s shareholders of any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

      (h) “Director” shall mean a member of the Board.

      (i) “Effective Date” shall mean the date this Plan is adopted by the Board.

      (j) “Employee” shall mean any person who is an employee of the Company, or any Affiliate of the Company, for purposes of tax withholding under the Code. The payment of a director’s fee by the Company shall not be sufficient to render the recipient of such fee an Employee.

      (k) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

      (l) “Fair Market Value” shall mean, as of any date, the value of a share of Stock determined as follows:

      (i) If the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, its Fair Market Value shall be the closing selling price for such stock on the principal securities exchange or national market system on which the Common Stock is at the time listed for trading. If there are no sales of Common Stock on that date, then the closing selling price for the Common Stock on the next preceding day for which such closing selling price is quoted shall be determinative of Fair Market Value; or

      (ii) If the Stock is not traded on any exchange or a national market system, its Fair Market Value shall be determined in good faith by the Board, and such determination shall be conclusive and binding on all persons.

      (m) “Option” shall mean an option to purchase shares of Stock granted pursuant to the Plan.

      (n) “Option Agreement” shall mean the written agreement setting forth the terms of an Option in the form attached as Exhibit A hereto.

      (o) “Optionee” shall mean an Outside Director who receives an Option.

      (p) “Outside Director” shall mean a Director who is not an Employee.

      (q) “Person” shall mean a natural person, corporation, partnership, limited liability company, joint venture, trust, or any other entity and any government or instrumentality of government.

      (r) “Plan” shall mean this Matria Healthcare, Inc. 2005 Directors’ Non-Qualified Stock Option Plan.

      (s) “Securities Act” shall mean the Securities Act of 1933, as amended.

      (t) “Stock” shall mean the common stock, $0.01 par value per share, of the Company.

Appendix C

      3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum number of shares of Stock which may be made subject to Options and sold under the Plan is 165,000 shares of Stock. If an Option expires or becomes unexercisable for any reason and has not been exercised in full, the Stock subject to such Option shall be available for future grant under the Plan. If Stock which was acquired upon exercise of an Option is subsequently repurchased by the Company, such Stock shall not be available for future grants under the Plan.

4. Interpretation and Administration of the Plan.

      (a) The Plan is intended to be self-executing pursuant to the terms hereof. However, any questions concerning interpretation or execution of the Plan or grants hereunder shall be decided by the Board. All decisions, determinations and interpretations of the Board shall be final and binding on all holders of any Options granted under the Plan.

      (b) Subject to the provisions and restrictions of the Plan, the Board shall have the authority to: (i) authorize any person to execute on behalf of the Company any agreements or other documents in connection with the grant of an Option under the Plan; (ii) approve forms of agreement for use under the Plan consistent with the terms of the Plan; and (iii) make all other determinations deemed necessary or advisable for the implementation of the Plan.

      5. Option Grants.

      (a) All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the provisions of this Section 5. Neither the Board nor any person shall have any discretion to select which Outside Directors shall be granted Options, or to determine the number of shares of Stock to be covered by Options granted to Outside Directors, the timing of such Option grants or the exercise price thereof.

      (b) An option to purchase 6,000 shares of Stock shall be granted (“Initial Grant”) to each Outside Director, such Initial Grant to be made to Outside Directors elected or appointed to the Board upon the date each such Outside Director becomes an Outside Director of the Company. Beginning with the first annual meeting of the Company’s stockholders following the Initial Grant Date and thereafter at each subsequent annual meeting of the Company’s stockholders, each Outside Director who continues as an Outside Director immediately following each such annual meeting shall be granted an option to purchase 6,000 shares of Stock (“Subsequent Grant”); provided that no Subsequent Grant shall be made to any Outside Director who has not served as an Outside Director of the Company, as of the time of such annual meeting, for at least one year. Each Subsequent Grant shall be made on the date of the annual stockholders’ meeting in question. If any Option ceases to be exercisable in whole or in part, the shares which were subject to such Option but as to which the Option had not been exercised shall continue to be available under the Plan.

      6. Terms and Conditions of Options.

      (a) Each Option granted pursuant to the Plan shall be evidenced by an Option Agreement executed by the Company and the Optionee.

      (b) The exercise price per share of Options granted under the Plan shall be 100% of the Fair Market Value per share of Stock on the date of grant of the Option, subject to adjustment to the extent provided in Section 12 hereof.

      (c) Subject to the provisions in the Option Agreement and Sections 10(e) and 10(f) hereof, each Option shall vest and become exercisable in twelve (12) equal monthly installments after the date of grant.

      (d) The term of each Option shall be ten (10) years from the date of grant, unless a shorter period is required to comply with any applicable law, in which case such shorter period shall apply.

Appendix C

      7. Eligibility. Options may be granted only to Outside Directors. No Optionee shall have any rights as a stockholder of the Company as a result of the grant of an Option under the Plan or his or her exercise of such Option pending the actual issuance by the Company of the Stock subject to such Option. The Plan shall not confer upon any Outside Director any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights that the Director or the Company may have to terminate his or her directorship at any time.

      8. Term of Plan; Effective Date. The Plan shall become effective on the Effective Date, subject to approval of the Plan by the stockholders of the Company. If the Effective Date precedes such stockholder approval, any Option granted under the Plan prior to such approval shall be conditioned upon approval by stockholders of the Plan. Options may be granted under the Plan at any time on or before the tenth anniversary of the date of adoption of the Plan.

      9. Payment Upon Exercise. Payment of the exercise price upon exercise of any Option shall be made in cash, by optionee’s personal check, a certified check, bank draft, or postal or express money order payable to the order of the Company in lawful money of the United States; provided, however, that the Board, in its sole discretion, may permit an optionee to pay the option price in whole or in part (i) with shares of Stock owned by the optionee or with shares of Stock withheld from the shares otherwise deliverable to the optionee upon exercise of an option (in each case only to the extent that such an exercise of the option would not result in an accounting compensation charge with respect to the shares used to pay the option price); (ii) by delivery on a form prescribed by the Board of an irrevocable direction to a securities broker approved by the Board to sell shares of Stock and deliver all or a portion of the proceeds to the Company in payment for the Stock; (iii) by delivery of the optionee’s promissory note with such recourse, interest, security, and redemption provisions as the Board in its discretion determines appropriate (provided, however, no promissory note may be accepted from an optionee that would be in violation of the Sarbanes-Oxley Act of 2002 or any other federal or state law); or (iv) in any combination of the foregoing. Any Stock used to exercise options shall be valued at its fair market value on the date of the exercise of the option.

      10. Exercise of Option.

      (a) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Stock has been received by the Company in accordance with Section 9 hereof. An Option may not be exercised for a fraction of a share of Stock.

      (b) If an Optionee ceases to serve as a Director (other than as a result of disability or death, or following a Change in Control), he or she may, but only within three (3) months after the date he or she ceases to be a Director, exercise his or her then outstanding Options to the extent that he or she was entitled to exercise them at the date of such termination. To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (that he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

      (c) Notwithstanding the provisions of Section 10(b) above, in the event an Optionee is unable to continue his or her service as a Director as a result of his or her total and permanent disability (as defined in Section 22(e) (3) of the Code), he or she may, within twelve (12) months from the date of such termination, exercise his or her then outstanding Options to the extent he or she was entitled to exercise them at the date of such termination. To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (that he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

      (d) If during the term of his or her Option, an Optionee (A) dies and had been in Continuous Status as a Director at the time of his or her death, or (B) dies within three (3) months after termination of Continuous Status as a Director, at any time within twelve (12) months following the date of the Optionee’s death the Option may be exercised by the Optionee’s personal representative or by a person who acquired the right to exercise the Option by bequest or intestate succession, but only to the extent the Optionee was entitled to exercise the Option at the time of his or her termination of Continuous Status as a Director. Notwithstanding the foregoing, in no event may the Option be exercised after the expiration of the term set forth in Section 6.

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      (e) Should any Corporate Transaction occur while an Optionee remains in Continuous Status as a Director, then each outstanding Option held by such Optionee shall become fully exercisable, immediately prior to the specified effective date of such Corporate Transaction, for all or any portion of the shares at the time represented by such Option and may be exercised with respect to any or all of such shares represented by the Option immediately prior to the specified effective date of such Corporate Transaction. Immediately following the consummation of the Corporate Transaction, each such option shall terminate unless assumed by the successor company or its parent, in which case the option shall remain so exercisable until the expiration or sooner termination of the Option term.

      (f) Should a Change in Control occur while an Optionee remains in Continuous Status as a Director, then each outstanding Option held by such Optionee shall become fully exercisable, immediately prior to the effective date of such Change in Control, for all of the shares at the time subject to such Option and may be exercised with respect to any or all of such shares represented by the Option. The Option shall remain so exercisable until the expiration or sooner termination of the Option term.

      (g) Notwithstanding the provisions of Sections 10(b) through 10(f) above, in no event may any Option be exercised after expiration of its term set forth in Section 6.

      11. Nontransferability of Options. To the extent required by Rule 16b-3 of the Exchange Act, no Option shall be transferable by an Optionee other than by operation of law or by will or by the laws of descent or distribution; provided that, if Rule 16b-3 is amended after the Board’s adoption of the Plan to permit greater transferability of an Option hereunder, all Options hereunder shall be transferable to the fullest extent provided by Rule 16b-3 as so amended. In the event of any Rule 16b-3 permitted transfer of an Option, the transferee shall be entitled to exercise the Option in the same manner and only to the same extent as the Optionee (or his personal representative or the person who would have acquired the right to exercise the Option by bequest or intestate succession) would have been entitled to exercise the Option under Sections 9 and 10 had the Option not been transferred.

      12. Adjustment Upon Changes in Capitalization. In the event that the number of outstanding shares of Stock of the Company is changed through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of 2%) or other change in the capital structure of the Company without consideration, the number of shares of Stock available under the Plan, the number of shares of Stock deliverable in connection with any Option and the exercise price per share of such Option shall be proportionately adjusted; provided, however, that no certificate or scrip representing fractional shares shall be issued and any resulting fractions of a share shall be ignored.

      13. Amendment and Termination of Plan.

      (a) The Board may amend the Plan from time to time; provided that no amendment may become effective until stockholder approval is obtained if the amendment (i) materially increases the aggregate number of shares of Stock that may be issued under the Plan, (ii) materially changes the class of individuals eligible to receive Options under the Plan, (iii) materially increases the benefits that may accrue to participants under the Plan, or (iv) modifies the Plan in such a way that stockholder approval of such modification is required pursuant to the rules under Section 16 of the Securities Exchange Act of 1934, as amended, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations. Notwithstanding the foregoing, the provisions set forth in Sections 5 and 6 of the Plan (and any other Sections of the Plan that affect the formula award terms required to be specified in the Plan by Rule 16b-3 of the Exchange Act and any successor to such Rule) shall not be amended periodically and in no event more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or any applicable rules and regulations thereunder.

      (b) The Board, without further approval of the stockholders, may at any time terminate or suspend the Plan. Except as otherwise provided herein, any such termination or suspension of the Plan shall not affect Options

Appendix C

already granted hereunder, and such Options shall remain in full force and effect as if the Plan had not been terminated or suspended.

      (c) Except as otherwise provided herein, rights and obligations under any outstanding Option shall not be adversely altered or impaired by amendment, suspension or termination of the Plan, except with the consent of the person to whom the Option was granted or transferred.

      14. Conditions Upon Issuance of Stock.

      (a) Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange or national market system upon which the Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      (b) Inability of the Company to obtain authority from any regulatory body having jurisdictional authority deemed by the Company’s counsel to be necessary for the lawful issuance and sale of any Stock hereunder shall relieve the Company of any liability for failure to issue or sell such Stock.

      15. Reservation of Stock. The Company, during the term of the Plan, will at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan.

      16. Rule 16b-3.

      (a) Transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Board fails to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein in order to qualify the Plan as a formula plan, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan.

      (b) If, subsequent to adoption of the Plan, Rule 16b-3 is amended to delete any of the Rule 16b-3 requirements addressed by the provisions of the Plan governing grants or awards to persons subject to Section 16(b) of the Exchange Act (“Insiders”), the Board may amend the Plan without stockholder approval (unless such approval is required by Rule 16b-3 as so amended) to delete or otherwise amend any such provisions no longer required for grants of Options under the Plan to be exempt from Section 16(b) liability under the Exchange Act or for Outside Directors to be able to make exempt Rule 16b-3 grants of stock options or other stock awards to Insiders under other stock option or stock incentive plans of the Company.

MATRIA HEALTHCARE, INC.

1850 Parkway Place
Marietta, Georgia 30067

Solicited on Behalf of the Board of Directors
For Annual Meeting of Stockholders, June 1, 2005

      The undersigned hereby appoints Parker H. Petit and Roberta L. McCaw, and each of them, proxies, with full power of substitution and with discretionary authority, to represent and to vote in accordance with the instructions set forth below, all shares of Common Stock of Matria Healthcare, Inc. held of record by the undersigned on April 15, 2005 at the 2005 Annual Meeting of Stockholders to be held at 1850 Parkway Place, Suite 600A, Marietta, Georgia 30067, at 10:30 a.m. on Wednesday, June 1, 2005 and any adjournments thereof.

1.	Election of three Class I Directors and one Class II Director:

☐	FOR all nominees listed below (except as written to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

Class I nominees: Guy W. Millner, Carl E. Sanders, Thomas S. Stribling Class II nominee: Kaaren J. Street

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

2.	Proposal to approve the Matria Healthcare, Inc. 2005 Stock Purchase Plan.

☐ For ☐ Against ☐ Abstain

3.	Proposal to amend the Matria Healthcare, Inc. 2004 Stock Incentive Plan.

☐ For ☐ Against ☐ Abstain

4.	Proposal to approve the Matria Healthcare, Inc. 2005 Directors’ Non-Qualified Stock Option Plan.

☐ For ☐ Against ☐ Abstain

5.	Proposal to approve the amendment to Matria Healthcare, Inc. Certificate of Incorporation to increase the number of authorized shares of Common Stock.

☐ For ☐ Against ☐ Abstain

6.	Proposal to approve the amendment to the Certificate of Incorporation of Matria Women’s and Children’s Health, Inc. to eliminate the voting provisions related to Section 251(g) of the Delaware Corporation Law.

☐ For ☐ Against ☐ Abstain

7.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

(Continued on Reverse Side)

(Continued from other side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ITEMS 1, 2, 3, 4, 5 and 6.

      This Proxy revokes all prior proxies with respect to the Annual Meeting and may be revoked prior to its exercise. No proposal above is conditioned on or related to any other proposal.

PLEASE SIGN EXACTLY AS NAME APPEARS ON STOCK CERTIFICATE.

If stock is held in the name of two or more persons, all must sign. When signing as attorney, as executor, administrator trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

Signature

Signature if Held Jointly

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.